      CASE:   DIVINE, INC. ET. AL.
      Case Number: 03-11472-JNF (Jointly Administered)
      Business Unit:    Software (1)

                      CHAPTER 11 MONTHLY OPERATING REPORT
                        FOR MONTH ENDING MARCH 31, 2003

              Comes Now, divine, inc. et. al. - SOFTWARE BUSINESS

      Debtor-In-Possession, and hereby submits its Monthly Operating Report for the period commencing February 25, 2003 and ending March 31, 2003 as shown by the report and exhibits consisting of 38 pages and containing the following, as indicated:

                  x        Monthly Reporting Questionnaire (Attachment 1)
              ----------
                  x        Comparative Balance Sheets (Forms OPR-1 & OPR-2)
              ----------
                  x        Summary of Accounts Receivable (Form OPR-3)
              ----------
                  x        Schedule of Post-petition Liabilities (Form OPR-4)
              ----------
                  x        Income Statement (Form OPR-5)
              ----------
                  x        Statement of Sources and Uses of Cash (Form OPR-6)
              ----------

              I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.

      Date: 4/15/03                    DEBTOR (S)-IN-POSSESSION
           ----------             By:      /s/ Jude Sullivan
                                          --------------------------------
                                                    (Signature)
                                           /s/ Michael P. Cullinane
                                          --------------------------------
                                                    (Signature)
                                   Name & Title:   Jude Sullivan
                                                  ------------------------
                                                  (Print or type)

                                   ---------------------------------------
                                   Address:    4225 Naperville Rd #400
                                               Lisle, IL 60532
                                   ---------------------------------------
                                   Telephone No.:   (630) 799-7500
                                                  ------------------------

Notes:
------------------------
(1) Software consists of the following 39 debtors: divine, inc., Eshare Corporation, Open Market, Inc, Viant Corporation, Delano Technology Corp., divine Technology Ventures, iCentral, Inc., Inventions, Inc., divine/Emicon, inc., SageMaker, Inc., Waypoint Software Corporation, Perceptual Robotics, Inc., divine Global Services, Inc., eprise Corporation, Denalii, Inc., Melita Finance, Inc., SM1 Holding Corp., Retrieval Technologies, Inc., divine international, inc., divine software, inc., Opinionware.com, Inc., Melita Intellectual Property, Inc. smallwonders software!, inc., Open Market Securities Corporation, Futuretense Corporation, RWT Corporation, LOTN, Inc., Eprise Securities Corp., SageMaker (Europe), Inc., Global Recall, Inc., databites, inc., divine interVentures, inc., divine Ireland, Folio Corporation, Venture Capital Unlimted Acquisition Sub, Inc., divine Synchrony Communications, Inc., Softmetric, Inc., air divine, inc., SM2 Holding Corp.

CASE NAME: DIVINE, INC. ET. AL.
CASE NUMBER: 03-11472-JNF (JOINTLY ADMINISTERED)
BUSINESS UNIT - SOFTWARE(1)
MONTHLY REPORTING QUESTIONNAIRE - QUESTION #1
MARCH 31, 2003

--------------------------------------------------------------------------------------------------------------------------
NAME                        TITLE                      PAYDATE           GROSS PAY       TAXES           DEDUCTIONS
--------------------------------------------------------------------------------------------------------------------------

Cullinane, Mike             CFO                                3/7/2003       12,115.38        3,659.27         2,550.00
Cullinane, Mike             CFO                               3/21/2003       12,115.38        3,659.28         2,550.01
Filipowski, Andrew          CEO                                3/7/2003       12,500.00        5,153.37           126.93
Filipowski, Andrew          CEO                               3/21/2003       12,500.00        5,153.38           126.93
Humenansky, Paul            President                          3/7/2003       12,115.38        4,060.41         2,549.99
Humenansky, Paul            President                         3/21/2003       12,115.38        4,060.40         2,550.00
Kane, Scott                 President - Software               3/7/2003        9,615.38        3,354.84           203.85
Kane, Scott                 President - Software              3/21/2003        9,615.38        3,354.85           203.85
Kupferschmid, Chauncey      VP Operations - Software           3/7/2003        9,615.38        3,454.86         1,101.53
Kupferschmid, Chauncey      VP Operations - Software          3/21/2003        9,615.38        3,454.86         1,101.53
Sullivan, Jude              General Counsel                    3/7/2003        9,807.69        3,217.09         1,609.62
Sullivan, Jude              General Counsel                   3/21/2003        9,807.69        3,217.09         1,609.62

                                                                        --------------------------------------------------
                                                                             131,538.42       45,799.70        16,283.86
                                                                        ==================================================


--------------------------------------------------------------------------------------------
NAME                        NET             TAX DUE         TAX PAID        DATE PAID
--------------------------------------------------------------------------------------------

Cullinane, Mike                   5,906.11        3,659.27         3,659.27        3/7/2003
Cullinane, Mike                   5,906.09        3,659.28         3,659.28       3/21/2003
Filipowski, Andrew                7,219.70        5,153.37         5,153.37        3/7/2003
Filipowski, Andrew                7,219.69        5,153.38         5,153.38       3/21/2003
Humenansky, Paul                  5,504.98        4,060.41         4,060.41        3/7/2003
Humenansky, Paul                  5,504.98        4,060.40         4,060.40       3/21/2003
Kane, Scott                       6,056.69        3,354.84         3,354.84        3/7/2003
Kane, Scott                       6,056.68        3,354.85         3,354.85       3/21/2003
Kupferschmid, Chauncey            5,058.99        3,454.86         3,454.86        3/7/2003
Kupferschmid, Chauncey            5,058.99        3,454.86         3,454.86       3/21/2003
Sullivan, Jude                    4,980.98        3,217.09         3,217.09        3/7/2003
Sullivan, Jude                    4,980.98        3,217.09         3,217.09       3/21/2003

                            ------------------------------------------------
                                 69,454.86       45,799.70        45,799.70
                            ================================================

Notes:
-------------------------------------------------------
(1) Software consists of the following 39 debtors:
Eshare Corporation, Open Market, Inc, Viant Corporation, Delano Technology Corp., divine Technology Ventures, iCentral, Inc., Inventions, Inc., divine/Emicon, inc., SageMaker, Inc., Waypoint Software Corporation, Perceptual Robotics, Inc., divine Global Services, Inc., eprise Corporation, Denalii, Inc., Melita Finance, Inc., SM1 Holding Corp., Retrieval Technologies, Inc., divine international, inc., divine software, inc., Opinionware.com, Inc., Melita Intellectual Property, Inc., smallwonders software!, inc., Open Market Securities Corporation, Futuretense Corporation, RWT Corporation, LOTN, Inc., Eprise Securities Corp., SageMaker (Europe), Inc., Global Recall, Inc., databites, inc., divine interVentures, inc., divine Ireland, Folio Corporation, Venture Capital Unlimted Acquisition Sub, Inc., divine Synchrony Communications, Inc., Softmetric, Inc., air divine, inc., SM2 Holding Corp.

                                       2 of 38

CASE NAME: DIVINE, INC. ET. AL.
CASE NUMBER: 03-11472-JNF (JOINTLY ADMINISTERED)
BUSINESS UNIT: SOFTWARE(1)
MONTHLY REPORTING QUESTIONNAIRE - QUESTION #2
MARCH 31, 2003

         Type of Coverage            Carrier Name                 Policy Number
--------------------------------------------------------------------------------

     PROPERTY                St. Paul Fire and Marine Ins. Co.     TE08500211


                                                                  Coverage Amounts                                  Date
                           -----------------------------------------------------------------------------------------------------

     PROPERTY              $ 125,000,000 Loss Limit                                                               8-18-02/03
                           $ 15,900,000 Blanket  Building
                           $ 106,213,103 Blanket  Business Personal Property
                           $ 16,044,824 Blanket Earnings & Extra Expense
                             PER SOV Electronic Data Processing
                             PER SOV Rental Value/Expediting Expense
                           $ 25,000 Portable Computer Equipment Anywhere In The World
                           $ 25,000 Service Interruption - Damage and Time Element Including
                             Transmission & Distribution Lines for All Public Utilities,
                             I.e., Direct Physical Loss to Service, Steam, Water, Gas,
                             Electric, Sewer, Communication Services/Suppliers
                           $ 5,000,000 Newly Acquired Locations
                           $ 7,000,000 Quake
                           $ 7,000,000 Flood
                           $ 2,000,000 Newly Acquired Property (180 days) Building
                           $ 1,000,000 Newly Acquired Property (180 days) Personal
                             1MM or 25% Debris Removal
                           $ 25,000 Deferred Payment
                           $ 50,000 Accounts Receivable
                           $ 50,000 Valuable Papers and Records
                           $ 50,000 Fine Arts
                           $ 150,000 Property In Transit With Worldwide Coverage Extension
                           $ 100,000 Unscheduled Locations
                           $ 25,000 Radio Active Contamination
                           $ 25,000 Pollution Clean Up and Removal - Current Limit
                           $ 25,000 Outdoor Property "Specified Perils" - Current Limit
                           $ 25,000 Rewards - Reporting of Illegal Acts
                           $ 20,000 Money & Securities (Inside Limit)
                           $ 10,000 Money & Securities (Outside Limit)
                           $ 25,000 Personal Belongings
                           $ 100,000 Spoilage
                           $ 10,000 Employee Dishonesty $ 10,000 Catastrophic Allowance
                           $ 25,000 Depositors Forgery
                           $ 25,000 Inventory and Appraisals
                           $ 10,000 Endangered Property
                           $ 25,000 Contract Penalties
                           $ 50,000 Off Premised Utility Services
                           $ 25,000 Property In Transit





                                                                   Date
                                                                 Coverage
                                         Expiration        Paid           Premium
                                          Through         Amounts
                                        ---------------------------------

     PROPERTY                               4/17/2003       $ 397,204.00

                                       3 of 38

CASE NAME: DIVINE, INC. ET. AL.
CASE NUMBER: 03-11472-JNF (JOINTLY ADMINISTERED)
BUSINESS UNIT: SOFTWARE(1)
MONTHLY REPORTING QUESTIONNAIRE - QUESTION #2
MARCH 31, 2003


         Type of Coverage                  Carrier Name              Policy Number
-------------------------------------------------------------------------------------------------------

         GENERAL LIABILITY           St. Paul Fire and Marine Ins. Co.             TE08500211


               AUTO                  St. Paul Fire and Marine Ins. Co.             TE08500211


             UMBRELLA                St. Paul Fire and Marine Ins. Co.             TE08500211


          EXCESS UMBRELLA                      Fireman's Fund                     XXK 85115343


        WORKER COMPENSATION          St. Paul Fire and Marine Ins. Co.             WVA8502087


       DIRECTORS & OFFICERS           Illinois National Insurance Co.               561-50-64


    EXCESS DIRECTORS & OFFICERS    Indian Harbor Insurance Company                 ELU 83471-02




                                                                                                    Expiration        Paid
                                                           Coverage Amounts                            Date          Through
                                -------------------------------------------------------------------------------------------------

         GENERAL LIABILITY        $ 1,000,000 General Aggregate Per Location                         8-18-02/03      4/17/2003
                                  $ 1,000,000 Products/Completed Operations Aggregate
                                  $ 1,000,000 Each Occurrence
                                  $ 1,000,000 Fire Damage Leagal Liability, Any One Fire
                                     $ 10,000 Medical Expenses Limit - Any One Person
                                              PERSONAL AND ADVERTISING INJURY - EXCLUDED

                                                                 EMPLOYEE BENEFIT (CLAIMS-MADE)
                                  $ 1,000,000 Each Claim
                                  $ 3,000,000 Aggregate Limit
                                      8/18/99 Retro Date


               AUTO               $ 1,000,000 Any Auto - Liability - Includes Hired/Non-Owned        8-18-02/03      4/17/2003
                                  $ 1,000,000 Uninsured Motorists
                                  $ 1,000,000 Underinsured Motorists
                                      $ 5,000 Medical Payments
                                         $ 25 Daily Rental
                                      $ 1,350 Total Rental Reimbursement
                                    Unlimited Hired Car Physical Damage



             UMBRELLA            $ 10,000,000 General Total Limit                                    8-18-2002/03    4/17/2003
                                 $ 10,000,000 Products/Completed Work Total Limit
                                 $ 10,000,000 Each Event Limit
                                          N/A Personal Injury Each Person Limit
                                          N/A Advertising Injury Each Person Limit


          EXCESS UMBRELLA        $ 10,000,000 Each Occurrence - Excess of $10,000,000                8-18-02/03      8/18/2003
                                 $ 10,000,000 Aggregate


        WORKER COMPENSATION         Statutory Workers Compensation                                   8-18-02/03      4/17/2003
                                                                       EMPLOYERS LIABILITY
                                 $ 500,000 Bodily Injury By Accident Each Accident
                                 $ 500,000 Bodily Injury By Disease Policy Limit
                                 $ 500,000 Bodily Injury By Disease Each Employee


       DIRECTORS & OFFICERS      $ 10,000,000 Policy Limit                                           7/12/02-03        2/25/2004

    EXCESS DIRECTORS & OFFICERS  $ 10,000,000 Policy Limit - $10,000,000 X $10,000,000               7/12/02-03        2/25/2004


                                     Date
                                   Coverage
                                    Premium
                                    Amounts
                                ------------

         GENERAL LIABILITY          $ 129,168.00


               AUTO                  $ 43,355.00


             UMBRELLA                $ 40,287.00


          EXCESS UMBRELLA            $ 15,000.00


        WORKER COMPENSATION         $ 822,232.00


       DIRECTORS & OFFICERS         $ 1,493,000.00



     EXCESS DIRECTORS & OFFICERS    $ 1,314,700.00

                                       4 of 38

CASE NAME: DIVINE, INC. ET. AL.
CASE NUMBER: 03-11472-JNF (JOINTLY ADMINISTERED)
BUSINESS UNIT: SOFTWARE(1)
MONTHLY REPORTING QUESTIONNAIRE - QUESTION #2
MARCH 31, 2003


         Type of Coverage               Carrier Name                     Policy Number
---------------------------------------------------------------------------------------------

          FOREIGN PACKAGE             ACE American Insurance Co.           PHF059024


       DIRECTORS & OFFICERS        Illinois National Insurance Co.          8737120
         2-YEAR DISCOVERY
           DIVINE, INC.



    EXCESS DIRECTORS & OFFICERS       St. Paul Insurance Company           512CM0289
         2-YEAR DISCOVERY
           DIVINE, INC.


    EXCESS DIRECTORS & OFFICERS                 Lloyds                     FD0100559
         2-YEAR DISCOVERY
           DIVINE, INC.









                                                                                                                      Expiration
                                                                              Coverage Amounts                          Date
                                       --------------------------------------------------------------------------------------------

          FOREIGN PACKAGE                                                     GENERAL LIABILITY                      8-18-02/03
                                        $ 1,000,000 Each Occurrence
                                        $ 1,000,000 Product/Completed Operations Aggregate
                                        $ 1,000,000 Personal and Advertising Injury Aggregate
                                        $ 1,000,000 Premises Damage Limit (Each Occurrence)
                                           $ 10,000 Medical Expense Limit (Any One Person)
                                                                  EMPLOYEE BENEFITS LIABILITY (CLAIMS MADE)
                                        $ 1,000,000 Each Occurrence
                                        $ 1,000,000 Aggregate Limit




FOREIGN PACKAGE                                                                AUTO LIABILITY
CON'T                                   $ 1,000,000 Each Accident - Owned, Hired, Non-Owned
                                            $ 1,000 Hired Auto Physical Damage - Any One Accident
                                           $ 10,000 Hired Auto Physical Damage - Any One Policy Period
                                                                                REPATRIATION
                                          $ 250,000 Policy Limit
                                                                             EMPLOYERS LIABILITY
                                        $ 1,000,000 Bodily Injury By Accident (Each Accident)
                                        $ 1,000,000 Bodily Injury By Disease (Each Employee)
                                        $ 1,000,000 Bodily Injury by disease (Policy Limit)
                                                                          PROPERTY/BUSINESS INCOME
                                        $ 2,586,216 Building
                                       $ 11,806,881 Personal Property
                                           $ 50,000 Business Income
                                           $ 25,000 Personal Property In Transit
                                           $ 25,000 Personal Property At Unnamed Locations-Except In Transit
                                            $ 5,000 Employee Dishonesty
                                           $ 50,000 Earth Movement and Flood, Except Japan
                                                30% Earth Movement Japan Zone Five

       DIRECTORS & OFFICERS            $ 10,000,000 Policy Limit                                                     7-12-02/04
         2-YEAR DISCOVERY
           DIVINE, INC.



    EXCESS DIRECTORS & OFFICERS         $ 5,000,000 Policy Limit - $5,000,000 P/O $10,000,000 X $10,000,000          7/12/02-04
         2-YEAR DISCOVERY
           DIVINE, INC.


    EXCESS DIRECTORS & OFFICERS         $ 5,000,000 Policy Limit - $5,000,000 P/O $10,000,000 X $10,000,000          7/12/02-04
         2-YEAR DISCOVERY
           DIVINE, INC.




                                                Date
                                              Coverage
                                        Paid           Premium
                                      Through         Amounts
                                     --------------------

          FOREIGN PACKAGE              8/18/2003        $ 32,758.00


       DIRECTORS & OFFICERS            7/12/2004       $ 525,000.00
         2-YEAR DISCOVERY
           DIVINE, INC.



    EXCESS DIRECTORS & OFFICERS        7/12/2004       $ 173,155.00
         2-YEAR DISCOVERY
           DIVINE, INC.


    EXCESS DIRECTORS & OFFICERS        7/12/2004       $ 178,869.00
         2-YEAR DISCOVERY
           DIVINE, INC.



                                       5 of 38

CASE NAME: DIVINE, INC. ET. AL.
CASE NUMBER: 03-11472-JNF (JOINTLY ADMINISTERED)
BUSINESS UNIT: SOFTWARE(1)
MONTHLY REPORTING QUESTIONNAIRE - QUESTION #2
MARCH 31, 2003


         Type of Coverage                       Carrier Name             Policy Number
---------------------------------------------------------------------------------------------

    EXCESS DIRECTORS & OFFICERS       Federal Insurance Company           7023-24-49
         2-YEAR DISCOVERY
           DIVINE, INC.


       DIRECTORS & OFFICERS                    Genesis                     YXB002374
              RUN-OFF
            OPEN MARKET





       DIRECTORS & OFFICERS                      AIG                       860-87-64
              RUN-OFF
              EPRISE



       DIRECTORS & OFFICERS                 Executive Risk                8165-37-67
              RUN-OFF
              EPRISE


       DIRECTORS & OFFICERS                  SPMI(London)                 DOE2000597
              RUN-OFF
              EPRISE


       DIRECTORS & OFFICERS             Gulf Insurance Company            GA0499927
              RUN-OFF
              EPRISE




       DIRECTORS & OFFICERS          Chubb Insurance Company of Canada              8160-1536
              RUN-OFF
              DELANO




       DIRECTORS & OFFICERS                       ACE INA                          DOX 007717
              RUN-OFF
              DELANO

               CRIME                      National Union Fire Ins.                  561-52-21
                                              Co. of Pittsburgh







                                                                                                                     Expiration
                                                                                 Coverage Amounts                        Date
                                        ------------------------------------------------------------------------------------------

    EXCESS DIRECTORS & OFFICERS           $ 10,000,000 Policy Limit - $10,000,000 X $20,000,000                       7/12/02/04
         2-YEAR DISCOVERY
           DIVINE, INC.


       DIRECTORS & OFFICERS               $ 15,000,000 Policy limit                                                  10-18-01/07
              RUN-OFF
            OPEN MARKET





       DIRECTORS & OFFICERS                $ 5,000,000 Policy Limit                                                  12-05-01/07
              RUN-OFF
              EPRISE



       DIRECTORS & OFFICERS                $ 5,000,000 Policy Limit - $5,000,000 X $5,000,000                        12-05-01/07
              RUN-OFF
              EPRISE


       DIRECTORS & OFFICERS                $ 5,000,000 Policy Limit - $5,000,000 X $10,000,000                       12-05-01/07
              RUN-OFF
              EPRISE


       DIRECTORS & OFFICERS               $ 5,000,000 Policy Limit - $5,000,000 X $15,000,000                       12-05-01/07
              RUN-OFF
              EPRISE




       DIRECTORS & OFFICERS               $ 5,000,000 Policy Limit                                                   7-31-02/08
              RUN-OFF
              DELANO




       DIRECTORS & OFFICERS               $ 10,000,000 Policy Limit - $10,000,000 X $5,000,000              7-31-02/08
              RUN-OFF
              DELANO

               CRIME                      $ 10,000,000 Policy Limit                                         7-12-02/03





                                          Date
                                        Coverage
                                          Paid           Premium
                                        Through          Amounts
                                      -----------------------------------------

    EXCESS DIRECTORS & OFFICERS          7/12/2004       $ 199,506.00
         2-YEAR DISCOVERY
           DIVINE, INC.


       DIRECTORS & OFFICERS             10/18/2007       $ 650,000.00
              RUN-OFF
            OPEN MARKET





       DIRECTORS & OFFICERS              12/5/2007       $ 262,860.00
              RUN-OFF
              EPRISE



       DIRECTORS & OFFICERS              12/5/2007       $ 255,404.00
              RUN-OFF
              EPRISE


       DIRECTORS & OFFICERS              12/5/2007       $ 157,381.00
              RUN-OFF
              EPRISE


       DIRECTORS & OFFICERS             12/5/2007       $ 102,039.00
              RUN-OFF
              EPRISE




       DIRECTORS & OFFICERS             7/31/2008       $ 506,250.00
              RUN-OFF
              DELANO




       DIRECTORS & OFFICERS             7/31/2008       $ 364,500.00
              RUN-OFF
              DELANO

               CRIME                    7/12/2003        $ 84,798.00

                                       6 of 38

CASE NAME: DIVINE, INC. ET. AL.
CASE NUMBER: 03-11472-JNF (JOINTLY ADMINISTERED)
BUSINESS UNIT: SOFTWARE(1)
MONTHLY REPORTING QUESTIONNAIRE - QUESTION #2
MARCH 31, 2003


         Type of Coverage             Carrier Name                Policy Number                         Coverage Amounts
----------------------------------------------------------------------------------------------------------------------------------

             FIDUCIARY            Federal Insurance Company        103868292     $ 5,000,000 Fiduciary Limit of Liability




          KIDNAP & RANSOM              Lloyds of London            AS001259      $ 10,000,000 Policy Limit
                                                                                    $ 250,000 Per Insured Person
                                                                                 $ 1,250,000 Per Insured Event


       EMPLOYMENT PRACTICES    American International Specialty    561-50-72     $ 10,000,000 Policy Limit
                                        Lines Ins. Co.



        PROFESSIONAL E & O          Underwriters at Lloyds        QA 0200159     $ 10,000,000 Policy Limit



                                                     Date
                                                   Coverage
                                 Expiration          Paid           Premium
                                   Date             Through           Amounts
                                --------------------------------------------------------

             FIDUCIARY           7/12/02-03        7/12/2003        $ 12,232.00




          KIDNAP & RANSOM         7/12/02-03        7/12/2003         $ 6,864.29
                                                                 Includes Taxes/
                                                                   Stamping Fee


       EMPLOYMENT PRACTICES       7/12/02-03        7/12/2003       $ 188,251.00




        PROFESSIONAL E & O       4/2/2002 to         5/2/2003       $ 715,000.00
                                 5/2/2003

                         TOTAL                                     $8,669,813.29

Notes:
--------------------------------------------------------------------------------
(1) Software consists of the following 39 debtors:
Eshare Corporation, Open Market, Inc, Viant Corporation, Delano Technology Corp., divine Technology Ventures, iCentral, Inc., Inventions, Inc., divine/Emicon, inc., SageMaker, Inc., Waypoint Software Corporation, Perceptual Robotics, Inc., divine Global Services, Inc., eprise Corporation, Denalii, Inc., Melita Finance, Inc., SM1 Holding Corp., Retrieval Technologies, Inc., divine international, inc., divine software, inc., Opinionware.com, Inc., Melita Intellectual Property, Inc., smallwonders software!, inc., Open Market Securities Corporation, Futuretense Corporation, RWT Corporation, LOTN, Inc., Eprise Securities Corp., SageMaker (Europe), Inc., Global Recall, Inc., databites, inc., divine interVentures, inc., divine Ireland, Folio Corporation, Venture Capital Unlimted Acquisition Sub, Inc., divine Synchrony Communications, Inc., Softmetric, Inc., air divine, inc., SM2 Holding Corp.

                                       7 of 38

CASE NAME: DIVINE, INC. ET. AL.
CASE NUMBER: 03-11472-JNF (JOINTLY ADMINISTERED)
BUSINESS UNIT- SOFTWARE(1)
MONTHLY REPORTING QUESTIONNAIRE - QUESTION #3
MARCH 31, 2003


BANK ACCOUNTS

                                      ---------------------------------------------------------------------------------------------

                                             OPERATING                  CONTROL DISBURSEMENT                   PAYROLL
                                      ---------------------------------------------------------------------------------------------

  Bank Name:                             LaSalle Bank N.A.                LaSalle Bank N.A.               LaSalle Bank N.A.

  Account Name:                             divine, inc.                    divine, inc.                     divine, inc.

  Account Number:                            5800146796                      5590036975                       5590043625

  Beginning Book Balance:                      $2,250,934.29                         $0.00                          $0.00

  Plus:
           Deposits                            13,700,776.71                  4,606,877.81                   4,317,814.19

  Less:
           Disbursements                      (13,489,463.83)                (4,606,877.81)                 (4,317,814.19)

  Other:
           Transfers In (Out)                    (546,526.00)                         0.00                           0.00

                                      --------------------------    ------------------------------    ---------------------------
  Ending Book Balance                             $1,915,721.17                             $0.00                          $0.00
                                      ==========================    ==============================    ===========================




                             -----------------------------------------------------------------------------------------------------

                                        LOCKBOX                           LOCKBOX                         CREDIT CARD
                             -----------------------------------------------------------------------------------------------------
  Bank Name:
                                   LaSalle Bank N.A.                 LaSalle Bank N.A.                 LaSalle Bank N.A.

  Account Name:                 divine, Inc. - Software         divine, Inc. - Mang. Apps.               divine, inc.

  Account Number:                      5800281270                       5800281288                        5800281494

  Beginning Book Balance:                    $0.00                               $0.00                          $0.00

  Plus:
           Deposits                   6,126,520.29                        3,669,788.44                      50,818.73

  Less:
           Disbursements             (6,126,520.29)                      (3,669,788.44)                    (50,818.73)

  Other:
           Transfers In (Out)                 0.00                                0.00                           0.00

                               ---------------------------    --------------------------------     --------------------------
  Ending Book Balance                               $0.00                               $0.00                          $0.00
                               ===========================    ================================     ==========================




                             ----------------------------------------------------------------------------------------
                               PLEDGE ACCOUNT FOR                ESCROW ACCOUNT
                                LETTER OF CREDIT                  PLEDGE FUNDS                      OTHER
                             ----------------------------------------------------------------------------------------

  Bank Name:                    LaSalle Bank N.A.              LaSalle Bank N.A.              LaSalle Bank N.A.

  Account Name:                   Parlano, Inc.                   divine, inc.                  Northern Light

  Account Number:                  5800146812                     03-8695-70-6                    5800281460

  Beginning Book Balance:                $0.00                   $4,957,056.34                     $10,069.14

  Plus:
           Deposits                       0.00                            0.00                          54.75

  Less:
           Disbursements                  0.00                            0.00                        (124.75)

  Other:
           Transfers In (Out)             0.00                        4,088.45                           0.00

                             -------------------------     ---------------------------    ---------------------------
  Ending Book Balance                           $0.00                   $4,961,144.79                      $9,999.14
                             =========================     ===========================    ===========================


                             Notes:
                             --------------------------
                             (1) Software consists of the following 39 debtors:
                             ivine, inc., Eshare Corporation, Open Market, Inc, Viant Corporation, Delano Technology Corp.,
                             ivine Technology Ventures, iCentral, Inc., Inventions, Inc., divine/Emicon, inc.,
                             SageMaker, Inc., Waypoint Software Corporation, Perceptual Robotics, Inc.,
                             ivine Global Services, Inc., eprise Corporation, Denalii, Inc., Melita Finance, Inc.,
                             M1 Holding Corp., Retrieval Technologies, Inc., divine international, inc., ivine software, inc., Opinionware.com, Inc., Melita Intellectual Property, Inc.
                             mallwonders software!, inc., Open Market Securities Corporation, Futuretense Corporation, RWT
                             Corporation, OTN, Inc., Eprise Securities Corp., SageMaker (Europe), Inc., Global Recall, Inc.,
                             databites, inc., ivine interVentures, inc., divine Ireland, Folio Corporation, Venture Capital Unlimted
                             Acquisition Sub, Inc., ivine Synchrony Communications, Inc., Softmetric, Inc., air divine, inc., SM2
                             Holding Corp.

                                       8 of 38

CASE NAME: DIVINE, INC. ET. AL.
CASE NUMBER: 03-11472-JNF (JOINTLY ADMINISTERED)
BUSINESS UNIT - SOFTWARE(1)
MONTHLY REPORTING QUESTIONNAIRE - QUESTION #3
MARCH 31, 2003

BANK ACCOUNTS

                                      -------------------------------------------------------------------------------------

                                                  OTHER                    INVESTMENT                  INVESTMENT
                                      -------------------------------------------------------------------------------------

  Bank Name:                                LaSalle Bank N.A.            Bank of America                Bank One

  Account Name:                                divine, inc.               divine, inc.                divine, inc.

  Account Number:                             62-9036-30-02               220-14155-1-6                707003406

  Beginning Book Balance:                          $4,158,915.74               $5,434,407.03             $18,009,576.22

  Plus:
           Deposits                                         0.00                        0.00                       0.00

  Less:
           Disbursements                                    0.00                        0.00                       0.00

  Other:
           Transfers In (Out)                               0.00                    6,923.57                  19,137.76

                                          -----------------------    ------------------------    -----------------------
  Ending Book Balance                              $4,158,915.74               $5,441,330.60             $18,028,713.98
                                          =======================    ========================    =======================



                               ----------------------------------------------------------------------------------------------

                                          OTHER                  CERTIFICATE OF DEPOSIT            FLEXIBLE BENEFIT
                               ----------------------------------------------------------------------------------------------

  Bank Name:                     Cupertino National Bank        Cupertino National Bank             Commerce Bank

  Account Name:                     Viant Corporation              Viant Corporation          Digital Archaeology Corp.

  Account Number:                        3104192                       203003810                      590825448

  Beginning Book Balance:                       $16,469.74                  $1,826,787.00                      $2,712.53

  Plus:
           Deposits                                   0.00                           0.00                           0.00

  Less:
           Disbursements                              0.00                           0.00                           0.00

  Other:
           Transfers In (Out)                         0.00                       1,681.65                         (11.27)

                                ---------------------------    ---------------------------    ---------------------------
  Ending Book Balance                           $16,469.74                  $1,828,468.65                      $2,701.26
                                ===========================    ===========================    ===========================


                               ----------------------------------------------------------------------------------------------

                                         OTHER                     LETTER OF CREDIT                  CAPITAL ACCOUNT
                               ----------------------------------------------------------------------------------------------

  Bank Name:                      Royal Bank of Canada           Royal Bank of Canada                     CITCO

  Account Name:                    Delano Technology              Delano Technology            Latin America Econet Works

  Account Number:                    06032-4007787                  419-01250-1-5                    0012-614946-300

  Beginning Book Balance:                       $4,986.53                    $453,935.68                         $662,046.77

  Plus:
           Deposits                                  0.00                                                              $0.00

  Less:
           Disbursements                             0.00                                                              $0.00

  Other:
           Transfers In (Out)                      (16.66)                                                           $187.59

                               ---------------------------    ---------------------------    --------------------------------
  Ending Book Balance                           $4,969.87                    $453,935.68                         $662,234.36
                               ===========================    ===========================    ================================

                                       9 of 38

CASE NAME: DIVINE, INC. ET. AL.
CASE NUMBER: 03-11472-JNF (JOINTLY ADMINISTERED)
BUSINESS UNIT- SOFTWARE(1)
MONTHLY REPORTING QUESTIONNAIRE - QUESTION #3
MARCH 31, 2003


BANK ACCOUNTS

                                ---------------------------------------------------------------------------------------------------
                                                                                                           LETTER OF CREDIT
                                          OTHER                              OTHER                      CERTIFICATE OF DEPOSIT
                                ---------------------------------------------------------------------------------------------------

  Bank Name:                          SVB Securities                      Bear Sterns                       Silicon Valley

  Account Name:                     Eprise Corporation              Data Return Corporation            Eprise Securities Corp.

  Account Number:                     886-00650-1-3                      037-11250-297                        8800056504


  Beginning Book Balance:                             $50.15                             $44.00                      $1,062,264.19


  Plus:
           Deposits                                    $0.00                              $0.00                              $0.00

  Less:
           Disbursements                               $0.00                              $0.00                              $0.00

  Other:
           Transfers In (Out)                          $0.04                              $0.00                              $0.00

                                -----------------------------    -------------------------------    -------------------------------
  Ending Book Balance                                 $50.19                             $44.00                      $1,062,264.19
                                =============================    ===============================    ===============================




                             ------------------------------------------------------------------------------------------------
                                        LETTER OF CREDIT                   LETTER OF CREDIT
                                     CERTIFICATE OF DEPOSIT             CERTIFICATE OF DEPOSIT                 TOTAL
                             ------------------------------------------------------------------------------------------------

 Bank Name:                              Silicon Valley                     Silicon Valley

 Account Name:                            Open Market                 Perceptual Robotics, Inc.

 Account Number:                           8800021106                         8800056325

                                                                                                       ----------------------
 Beginning Book Balance:                          $1,081,096.56                        $223,511.15            $40,154,863.06
                                                                                                       ======================

 Plus:
          Deposits                                        $0.00                              $0.00

 Less:
          Disbursements                                   $0.00                              $0.00

 Other:
          Transfers In (Out)                              $0.00                              $0.00

                                 -------------------------------    -------------------------------    ----------------------
 Ending Book Balance                              $1,081,096.56                        $223,511.15            $39,851,571.07
                                 ===============================    ===============================    ======================

                                       10 of 38

CASE NAME: DIVINE, INC. ET. AL.
CASE NUMBER: 03-11472-JNF (JOINTLY ADMINISTERED)
BUSINESS UNIT - SOFTWARE(1)
MONTHLY REPORTING QUESTIONNAIRE - QUESTION #4
MARCH 31, 2003


                                                      Check #                                 Pre-Petition
                                                      or ACH               Date of            Check or ACH
                 Vendor Name                        Designation            Payment               Amount
---------------------------------------------------------------------------------------------------------------

NO PROFESSIONAL FEE PAYMENTS IN MONTH OF MARCH

Brenda L. Cheuvront                                       0000060002             03/03/03               800.00
Geoffry Meek                                              0000060015             03/05/03            14,105.97
Katherine Granat                                                 ACH             03/05/03             7,668.41
Eileen Kiyota                                                    ACH             03/05/03             5,964.74
Robert Rocheleau                                                 ACH             03/05/03             5,133.17
Douglas Kaplan                                                   ACH             03/05/03             4,924.79
Mike Carroll                                                     ACH             03/05/03             3,771.83
Michael Carnes                                                   ACH             03/05/03             3,684.65
Jeffrey Curry                                                    ACH             03/05/03             2,662.18
Mikhail Fedorov                                           0000060017             03/05/03             2,500.00
William Dumont                                                   ACH             03/05/03             2,449.51
David Hubbard                                                    ACH             03/05/03             2,365.48
Thomas Radle                                                     ACH             03/05/03             2,294.55
David Carmi                                                      ACH             03/05/03             1,851.99
Michael Bergman                                                  ACH             03/05/03             1,803.08
Kathy Birkland                                                   ACH             03/05/03             1,752.73
Matthew Roszak                                                   ACH             03/05/03             1,459.45
Sunil Potti                                                      ACH             03/05/03             1,380.99
Scot Clevenger                                                   ACH             03/05/03             1,238.99
Joseph Forgione                                                  ACH             03/05/03             1,102.87
David Abrams                                                     ACH             03/05/03             1,087.43
Casey Andrysiak                                                  ACH             03/05/03             1,051.53
Robin Winner                                                     ACH             03/05/03               986.93
Eric Cunningham                                                  ACH             03/05/03               983.39
Paul Humenansky                                                  ACH             03/05/03               982.02
Buster Brown                                                     ACH             03/05/03               957.21
Barbara Mullins                                           0000060019             03/05/03               900.00
Bradley Birnbaum                                                 ACH             03/05/03               861.45
Matthew Gaudio                                                   ACH             03/05/03               850.62
Tim Morgan                                                       ACH             03/05/03               780.48
Joseph Arnett                                                    ACH             03/05/03               754.51
Ronn Perkins                                                     ACH             03/05/03               731.25
Scott Kane                                                0000060011             03/05/03               726.92
Henry Barnes                                                     ACH             03/05/03               693.26

                                       11 of 38


CASE NAME: DIVINE, INC. ET. AL.
CASE NUMBER: 03-11472-JNF (JOINTLY ADMINISTERED)
BUSINESS UNIT - SOFTWARE(1)
MONTHLY REPORTING QUESTIONNAIRE - QUESTION #4
MARCH 31, 2003

                                                      Check #                                 Pre-Petition
                                                      or ACH               Date of            Check or ACH
                 Vendor Name                        Designation            Payment               Amount
---------------------------------------------------------------------------------------------------------------

Tina Gravel                                                      ACH             03/05/03               684.97
Patrick Pesch                                                    ACH             03/05/03               642.26
Michael Durkin                                                   ACH             03/05/03               610.45
Ruben Maury                                                      ACH             03/05/03               585.60
Deborah Hutcherson                                               ACH             03/05/03               579.50
Aldona Majorek                                                   ACH             03/05/03               564.14
Brian Platz                                                      ACH             03/05/03               557.48
Shelly Lytle                                                     ACH             03/05/03               531.42
Joanne DeLangie                                                  ACH             03/05/03               517.96
Sushil Pillai                                                    ACH             03/05/03               467.66
David Vickery                                                    ACH             03/05/03               463.66
John Brickner                                                    ACH             03/05/03               447.60
Robert James                                                     ACH             03/05/03               438.37
William Donaldson                                         0000060012             03/05/03               435.60
Victor Herrera                                                   ACH             03/05/03               423.20
Ohio Child Support Payment Center                         0000060004             03/05/03               367.20
Anne Schmitt                                                     ACH             03/05/03               364.50
Lisa Hulburd                                                     ACH             03/05/03               349.65
John Jefferson                                                   ACH             03/05/03               319.70
S. Brad Schweibold                                               ACH             03/05/03               307.29
Gregg Belanger                                                   ACH             03/05/03               295.34
Kevin McDonagh                                            0000060010             03/05/03               292.10
Alex Stankoski                                                   ACH             03/05/03               268.32
Theo Ramakers                                                    ACH             03/05/03               245.46
Samuel Gillen                                                    ACH             03/05/03               244.00
Susan Burke                                                      ACH             03/05/03               241.17
Mark McCue                                                       ACH             03/05/03               217.51
William Maury                                                    ACH             03/05/03               185.78
Ken Kinsella                                                     ACH             03/05/03               150.00
Paul Panagos                                                     ACH             03/05/03               144.47
James Palzewicz                                                  ACH             03/05/03               144.32
Barbara Cannon                                                   ACH             03/05/03               143.91
Terry Tung                                                       ACH             03/05/03               131.71
Carlos Estrada                                                   ACH             03/05/03               118.30
Joseph Scanlon                                                   ACH             03/05/03               100.00
Jeff Crow                                                        ACH             03/05/03                99.54
Jeffrey Schultz                                                  ACH             03/05/03                92.29

                                       12 of 38


CASE NAME: DIVINE, INC. ET. AL.
CASE NUMBER: 03-11472-JNF (JOINTLY ADMINISTERED)
BUSINESS UNIT - SOFTWARE(1)
MONTHLY REPORTING QUESTIONNAIRE - QUESTION #4
MARCH 31, 2003

                                                      Check #                                 Pre-Petition
                                                      or ACH               Date of            Check or ACH
                 Vendor Name                        Designation            Payment               Amount
---------------------------------------------------------------------------------------------------------------

Allen Miller                                                     ACH             03/05/03                88.07
Matthew Hart                                                     ACH             03/05/03                86.67
Laurel Conrad                                                    ACH             03/05/03                86.37
Richard Flaherty                                                 ACH             03/05/03                82.80
Maria Loughlin                                                   ACH             03/05/03                67.78
Jacqueline Warren                                                ACH             03/05/03                65.56
Amy Rogers                                                       ACH             03/05/03                58.17
Delmar Mccue                                                     ACH             03/05/03                50.00
Jeffrey Robinson                                                 ACH             03/05/03                50.00
Nora Sobecki                                                     ACH             03/05/03                50.00
Robert Essex                                                     ACH             03/05/03                50.00
Mark Kramer                                                      ACH             03/05/03                48.89
Juan Borjas                                                      ACH             03/05/03                45.00
Chad Knupp                                                       ACH             03/05/03                44.10
David Raker                                                      ACH             03/05/03                42.71
Jeanne Ludwig                                                    ACH             03/05/03                36.93
Christopher Murphy                                               ACH             03/05/03                29.74
James Davis                                                      ACH             03/05/03                16.56
Child Support Enforcement                                 0000060022             03/07/03               196.15
Andrew Filipowski                                            4010002             03/07/03             1,250.00
Brian Hull                                                   4010004             03/07/03               226.39
Dave Vivian                                                  4010005             03/07/03               411.54
Eugene Lindsey                                               4010006             03/07/03               538.46
Frances Dvorak                                               4010007             03/07/03             2,792.31
Gregory McClain                                              4010008             03/07/03             1,480.78
Kimberly Favicchio                                           4010009             03/07/03               250.00
Nathan Fox                                                   4010010             03/07/03               288.46
Scott Kane                                                   4010011             03/07/03               961.54
Thomas Hawkes                                                4010013             03/07/03               699.81
Wayne Gray                                                   4010014             03/07/03             1,800.00
George Landgrebe                                             4010026             03/07/03               692.31
Aaron Moore                                                      ACH             03/07/03               423.08
Aijia Ye                                                         ACH             03/07/03               150.00
Aldona Majorek                                                   ACH             03/07/03               291.92
Alex Stankoski                                                   ACH             03/07/03               192.31
Allen Miller                                                     ACH             03/07/03             2,425.50
Amy Rogers                                                       ACH             03/07/03             2,015.96

                                       13 of 38


CASE NAME: DIVINE, INC. ET. AL.
CASE NUMBER: 03-11472-JNF (JOINTLY ADMINISTERED)
BUSINESS UNIT - SOFTWARE(1)
MONTHLY REPORTING QUESTIONNAIRE - QUESTION #4
MARCH 31, 2003

                                                      Check #                                 Pre-Petition
                                                      or ACH               Date of            Check or ACH
                 Vendor Name                        Designation            Payment               Amount
---------------------------------------------------------------------------------------------------------------

Anand Kannan                                                     ACH             03/07/03               250.00
Andrew Brand                                                     ACH             03/07/03             2,637.70
Angela Leckie                                                    ACH             03/07/03             1,057.76
Anne Schmitt                                                     ACH             03/07/03               307.69
Anthony Pellegrino                                               ACH             03/07/03               596.15
Anthony Pope                                                     ACH             03/07/03               354.42
Anthony Smolar                                                   ACH             03/07/03             1,661.54
Aric Kaumeheiwa                                                  ACH             03/07/03               738.46
Arnaldo Diaz                                                     ACH             03/07/03               311.60
Ashley Buchanan                                                  ACH             03/07/03               353.85
Barbara Cannon                                                   ACH             03/07/03               368.16
Barry Field                                                      ACH             03/07/03               501.02
Barry Rosenberg                                                  ACH             03/07/03             2,835.00
Bassem Sayegh                                                    ACH             03/07/03               411.54
Bill McMonigal                                                   ACH             03/07/03             5,354.12
Binesh Mathews                                                   ACH             03/07/03               230.77
Bobbi Tribull                                                    ACH             03/07/03                90.53
Boguslaw Gil                                                     ACH             03/07/03               580.77
Bradley Birnbaum                                                 ACH             03/07/03               807.69
Brian Foster                                                     ACH             03/07/03               139.92
Brian Holtz                                                      ACH             03/07/03               173.08
Brian Parker                                                     ACH             03/07/03             2,310.00
Brian Platz                                                      ACH             03/07/03               484.62
Brian Rowe                                                       ACH             03/07/03               288.46
Brigitte Meger                                                   ACH             03/07/03               154.51
Bryan Nielson                                                    ACH             03/07/03               384.62
Buster Brown                                                     ACH             03/07/03               961.54
Camilla Herholz                                                  ACH             03/07/03               325.00
Carlos Estrada                                                   ACH             03/07/03               296.92
Carol Bauman                                                     ACH             03/07/03               161.54
Carolyn Wright                                                   ACH             03/07/03             1,118.26
Casey Andrysiak                                                  ACH             03/07/03               588.46
Chad Knupp                                                       ACH             03/07/03               315.79
Charles Burnette                                                 ACH             03/07/03             2,887.50
Charles Horvat                                                   ACH             03/07/03               426.04
Charles Mason                                                    ACH             03/07/03               326.92
Chauncey Kupferschmid                                            ACH             03/07/03               961.54

                                       14 of 38

CASE NAME: DIVINE, INC. ET. AL.
CASE NUMBER: 03-11472-JNF (JOINTLY ADMINISTERED)
BUSINESS UNIT - SOFTWARE(1)
MONTHLY REPORTING QUESTIONNAIRE - QUESTION #4
MARCH 31, 2003

                                                      Check #                                 Pre-Petition
                                                      or ACH               Date of            Check or ACH
                 Vendor Name                        Designation            Payment               Amount
---------------------------------------------------------------------------------------------------------------

Cheryl Petelin                                                   ACH             03/07/03               234.58
Chris Tyler                                                      ACH             03/07/03             2,030.77
Christine Mcguire                                                ACH             03/07/03               946.08
Christine Saathoff                                               ACH             03/07/03               173.08
Christopher Collier                                              ACH             03/07/03             2,387.00
Christopher Murphy                                               ACH             03/07/03               576.92
Christopher Naleway                                              ACH             03/07/03               115.39
Colleen Trimarco                                                 ACH             03/07/03               176.92
Cristina Alvarez                                                 ACH             03/07/03               157.69
Cyndy Tomaino                                                    ACH             03/07/03               257.23
Cynthia Daumeyer                                                 ACH             03/07/03             1,713.36
Daniel Schmitt                                                   ACH             03/07/03               211.54
Daniel Zagajewski                                                ACH             03/07/03               324.10
David Abrams                                                     ACH             03/07/03               391.73
David Barr                                                       ACH             03/07/03               307.69
David Carmi                                                      ACH             03/07/03               300.00
David Freda                                                      ACH             03/07/03               167.89
David Hubbard                                                    ACH             03/07/03               250.66
David Maybury                                                    ACH             03/07/03             2,492.31
David Nelson                                                     ACH             03/07/03             2,826.92
David Norton                                                     ACH             03/07/03               364.65
David O'Toole                                                    ACH             03/07/03             1,252.61
David Pfeiffer                                                   ACH             03/07/03               308.22
David Raker                                                      ACH             03/07/03               283.46
David Thompson Jr                                                ACH             03/07/03             2,046.07
David Vickery                                                    ACH             03/07/03               269.23
Deborah Hutcherson                                               ACH             03/07/03               373.46
Delia Brower                                                     ACH             03/07/03             1,084.61
Delmar Mccue                                                     ACH             03/07/03               323.08
Deon Bell                                                        ACH             03/07/03             1,671.86
Dominic Fera                                                     ACH             03/07/03               576.92
Donald Gauthier                                                  ACH             03/07/03               423.08
Donna Charest                                                    ACH             03/07/03             1,407.69
Donna Ware                                                       ACH             03/07/03               217.31
Dorothy Slade                                                    ACH             03/07/03             1,759.11
Douglas Kaplan                                                   ACH             03/07/03               673.08
Douglas States                                                   ACH             03/07/03               615.39

                                       15 of 38

CASE NAME: DIVINE, INC. ET. AL.
CASE NUMBER: 03-11472-JNF (JOINTLY ADMINISTERED)
BUSINESS UNIT - SOFTWARE(1)
MONTHLY REPORTING QUESTIONNAIRE - QUESTION #4
MARCH 31, 2003

                                                      Check #                                 Pre-Petition
                                                      or ACH               Date of            Check or ACH
                 Vendor Name                        Designation            Payment               Amount
---------------------------------------------------------------------------------------------------------------

Duane Redmond                                                    ACH             03/07/03             2,502.50
Dustin Rigsby                                                    ACH             03/07/03               134.62
Earl Williams                                                    ACH             03/07/03               846.15
Earnestine Grant                                                 ACH             03/07/03               105.04
Eileen Kiyota                                                    ACH             03/07/03               384.62
Elizabeth Bushman                                                ACH             03/07/03               192.31
Elizabeth Teague                                                 ACH             03/07/03               341.03
Elliot Lovy                                                      ACH             03/07/03             2,388.46
Eric Cunningham                                                  ACH             03/07/03             3,596.15
Ethan Colchamiro                                                 ACH             03/07/03               111.54
Evelio Garcia                                                    ACH             03/07/03               296.03
Frank Calioro                                                    ACH             03/07/03               161.54
Frank Postle                                                     ACH             03/07/03             1,848.46
Fred Mayers                                                      ACH             03/07/03             2,579.50
Fredrick Robinson                                                ACH             03/07/03               109.55
Gariy Khait                                                      ACH             03/07/03             1,479.60
Garth Ingram                                                     ACH             03/07/03               288.46
George Jacobs                                                    ACH             03/07/03             1,943.40
Gloria Bulthouse                                                 ACH             03/07/03             1,692.31
Gloria Pitsch                                                    ACH             03/07/03               381.33
Graciela Pareja                                                  ACH             03/07/03               226.96
Gregg Belanger                                                   ACH             03/07/03               480.77
Gregory Rhodes                                                   ACH             03/07/03               359.42
Grzegorz Aksamit                                                 ACH             03/07/03               384.62
Henry Barnes                                                     ACH             03/07/03             3,461.54
Holly Rosenbush                                                  ACH             03/07/03               192.31
Holly Stadnicki                                                  ACH             03/07/03               107.69
Jacqueline Warren                                                ACH             03/07/03             4,230.77
James Adams                                                      ACH             03/07/03               308.46
James Bambrick                                                   ACH             03/07/03               153.85
James Davis                                                      ACH             03/07/03               444.23
James Farmer                                                     ACH             03/07/03               284.62
James Garringer                                                  ACH             03/07/03               261.54
James Krueger                                                    ACH             03/07/03             1,104.00
James Palzewicz                                                  ACH             03/07/03               481.54
James Pieper                                                     ACH             03/07/03               488.46
James Wallace                                                    ACH             03/07/03               371.15

                                       16 of 38

CASE NAME: DIVINE, INC. ET. AL.
CASE NUMBER: 03-11472-JNF (JOINTLY ADMINISTERED)
BUSINESS UNIT - SOFTWARE(1)
MONTHLY REPORTING QUESTIONNAIRE - QUESTION #4
MARCH 31, 2003

                                                      Check #                                 Pre-Petition
                                                      or ACH               Date of            Check or ACH
                 Vendor Name                        Designation            Payment               Amount
---------------------------------------------------------------------------------------------------------------

Janice Reynolds                                                  ACH             03/07/03               165.58
Jason Schnack                                                    ACH             03/07/03               432.15
Jeanne Ludwig                                                    ACH             03/07/03               384.62
Jeff Crow                                                        ACH             03/07/03               292.31
Jeff Mullins                                                     ACH             03/07/03               251.54
Jeffrey Curry                                                    ACH             03/07/03               250.00
Jeffrey Donahue                                                  ACH             03/07/03               307.69
Jeffrey Froman                                                   ACH             03/07/03               230.77
Jeffrey Gullang                                                  ACH             03/07/03               317.31
Jeffrey Jones                                                    ACH             03/07/03               262.04
Jeffrey Robinson                                                 ACH             03/07/03               186.88
Jeffrey Schultz                                                  ACH             03/07/03               692.31
Jennifer Filipowski                                              ACH             03/07/03             2,538.46
Jennifer Jendro                                                  ACH             03/07/03               184.62
Jennifer Merritt                                                 ACH             03/07/03               218.69
Jenny Collins                                                    ACH             03/07/03             1,204.61
Jessica Brandenburg                                              ACH             03/07/03             2,354.00
Jill Kurz                                                        ACH             03/07/03               403.85
Jill Thompson                                                    ACH             03/07/03               223.08
Jim Bass                                                         ACH             03/07/03               288.46
Joanne DeLangie                                                  ACH             03/07/03               576.92
JoAnne Hubbard                                                   ACH             03/07/03             1,973.08
John Bosshart                                                    ACH             03/07/03               375.00
John Brickner                                                    ACH             03/07/03               240.80
John Emard                                                       ACH             03/07/03               457.62
John Jefferson                                                   ACH             03/07/03               345.58
John Lenzen                                                      ACH             03/07/03               576.92
John Lyons                                                       ACH             03/07/03               276.73
Jonathan Niemiec                                                 ACH             03/07/03             2,870.15
Jose Godina                                                      ACH             03/07/03             2,115.39
Joseph Arnett                                                    ACH             03/07/03               673.08
Joseph Forgione                                                  ACH             03/07/03             5,769.23
Joseph Lichtman                                                  ACH             03/07/03               276.92
Joseph Puliafico                                                 ACH             03/07/03             3,000.00
Joseph Scanlon                                                   ACH             03/07/03             2,180.77
Joseph Walsh                                                     ACH             03/07/03             2,784.95
Josiah Strandberg                                                ACH             03/07/03             3,014.69

                                       17 of 38


CASE NAME: DIVINE, INC. ET. AL.
CASE NUMBER: 03-11472-JNF (JOINTLY ADMINISTERED)
BUSINESS UNIT - SOFTWARE(1)
MONTHLY REPORTING QUESTIONNAIRE - QUESTION #4
MARCH 31, 2003

                                                      Check #                                 Pre-Petition
                                                      or ACH               Date of            Check or ACH
                 Vendor Name                        Designation            Payment               Amount
---------------------------------------------------------------------------------------------------------------

Juan Borjas                                                      ACH             03/07/03               310.42
Jude Sullivan                                                    ACH             03/07/03               980.77
Karen Egert                                                      ACH             03/07/03               208.00
Karl Wright                                                      ACH             03/07/03             2,990.77
Karla Goines                                                     ACH             03/07/03               123.08
Karla Hernandez                                                  ACH             03/07/03               288.46
Katharine Wolanyk                                                ACH             03/07/03               980.77
Katherine Granat                                                 ACH             03/07/03             2,884.61
Katherine Harp                                                   ACH             03/07/03               178.62
Kathryn Redd                                                     ACH             03/07/03               232.37
Kathy Birkland                                                   ACH             03/07/03               326.15
Katie Geovanes                                                   ACH             03/07/03               126.92
Kay Mayer                                                        ACH             03/07/03               153.85
Kelly George                                                     ACH             03/07/03             1,308.29
Ken Kinsella                                                     ACH             03/07/03               769.23
Kenneth Augustyn                                                 ACH             03/07/03               360.00
Kenneth Hansen                                                   ACH             03/07/03             5,711.54
Kevin Ball                                                       ACH             03/07/03               434.62
Kevin McDonagh                                                   ACH             03/07/03               620.14
Kirat Singh                                                      ACH             03/07/03               423.08
Kola Aremu                                                       ACH             03/07/03             2,618.00
Krishna Gorthi                                                   ACH             03/07/03             1,827.69
Larry Braswell                                                   ACH             03/07/03               227.50
LaTonya Williams                                                 ACH             03/07/03             2,040.50
Laura Hohman                                                     ACH             03/07/03               288.46
Laura Kedziora                                                   ACH             03/07/03               156.54
Laura Russell                                                    ACH             03/07/03               201.92
Laurel Conrad                                                    ACH             03/07/03               250.00
Lauren Lukasik                                                   ACH             03/07/03               196.15
Lawrence O'Rourke                                                ACH             03/07/03               142.31
Leslye Klinger                                                   ACH             03/07/03             1,100.00
Lewis Reeder                                                     ACH             03/07/03               390.39
Lisa Hulburd                                                     ACH             03/07/03               307.69
Lloyd Scott Pruitt                                               ACH             03/07/03               384.62
Lorrie Loehman                                                   ACH             03/07/03               198.85
Mansinh Chaudhari                                                ACH             03/07/03               119.23
Marc Lewis                                                       ACH             03/07/03               307.69

                                       18 of 38


CASE NAME: DIVINE, INC. ET. AL.
CASE NUMBER: 03-11472-JNF (JOINTLY ADMINISTERED)
BUSINESS UNIT - SOFTWARE(1)
MONTHLY REPORTING QUESTIONNAIRE - QUESTION #4
MARCH 31, 2003

                                                      Check #                                 Pre-Petition
                                                      or ACH               Date of            Check or ACH
                 Vendor Name                        Designation            Payment               Amount
---------------------------------------------------------------------------------------------------------------

Margaret Lee                                                     ACH             03/07/03             2,629.42
Maria Loughlin                                                   ACH             03/07/03             1,910.81
Marie Porter                                                     ACH             03/07/03             1,181.54
Marietta Hitzemann                                               ACH             03/07/03             1,620.00
Mark Bouchard                                                    ACH             03/07/03             1,661.54
Mark Chambers                                                    ACH             03/07/03               461.54
Mark Dobash                                                      ACH             03/07/03               308.46
Mark Juric                                                       ACH             03/07/03               480.77
Mark Komperda                                                    ACH             03/07/03             1,692.31
Mark Kramer                                                      ACH             03/07/03               239.67
Mark McCue                                                       ACH             03/07/03               250.00
Mark Robbins                                                     ACH             03/07/03               291.09
Mark T. Madsen                                                   ACH             03/07/03             3,937.64
Martin Colchamiro                                                ACH             03/07/03               240.11
Mary Boyd                                                        ACH             03/07/03               278.85
Mary Heisterman                                                  ACH             03/07/03               224.14
Mary Stephens-Davis                                              ACH             03/07/03               107.68
Matthew Gaudio                                                   ACH             03/07/03               332.69
Matthew Glasgow                                                  ACH             03/07/03               269.23
Matthew Hart                                                     ACH             03/07/03             2,618.00
Matthew Roszak                                                   ACH             03/07/03               817.31
Melody Dillard                                                   ACH             03/07/03               230.77
Meng Zheng                                                       ACH             03/07/03             1,661.54
Michael Bergman                                                  ACH             03/07/03               346.15
Michael Carnes                                                   ACH             03/07/03               384.62
Michael Cullinane                                                ACH             03/07/03             1,211.54
Michael Cyr                                                      ACH             03/07/03               464.23
Michael Durkin                                                   ACH             03/07/03               576.92
Michael Moore                                                    ACH             03/07/03               324.92
Michael Mulligan                                                 ACH             03/07/03               469.66
Michael Nosal                                                    ACH             03/07/03             1,877.54
Michael Stuhl                                                    ACH             03/07/03             2,961.54
Michael Sylvester                                                ACH             03/07/03               325.65
Michael Villyard                                                 ACH             03/07/03             2,579.50
Michelle Furiga                                                  ACH             03/07/03             1,480.77
Michelle Janiak                                                  ACH             03/07/03             1,269.24
Michelle Plana                                                   ACH             03/07/03               201.92

                                       19 of 38


CASE NAME: DIVINE, INC. ET. AL.
CASE NUMBER: 03-11472-JNF (JOINTLY ADMINISTERED)
BUSINESS UNIT - SOFTWARE(1)
MONTHLY REPORTING QUESTIONNAIRE - QUESTION #4
MARCH 31, 2003

                                                      Check #                                 Pre-Petition
                                                      or ACH               Date of            Check or ACH
                 Vendor Name                        Designation            Payment               Amount
---------------------------------------------------------------------------------------------------------------

Mike Carroll                                                     ACH             03/07/03               326.92
Mildred DeJesus                                                  ACH             03/07/03               130.85
Miroslaw Majorek                                                 ACH             03/07/03               308.65
Monica Arroyo                                                    ACH             03/07/03               188.30
Natalie Mauldin                                                  ACH             03/07/03             2,284.61
Nathan Rawlins                                                   ACH             03/07/03             2,076.92
Nicole Ronzio                                                    ACH             03/07/03               200.00
Nilan Fernando                                                   ACH             03/07/03             2,884.61
Nora Sobecki                                                     ACH             03/07/03               153.85
Pamela Rowan                                                     ACH             03/07/03               227.23
Patricia Graff                                                   ACH             03/07/03               415.85
Patricia Sexton                                                  ACH             03/07/03               161.54
Patrick Pesch                                                    ACH             03/07/03             6,346.15
Paul Harper III                                                  ACH             03/07/03               353.85
Paul Humenansky                                                  ACH             03/07/03             1,211.54
Paul Panagos                                                     ACH             03/07/03             5,288.46
Pawel Loj                                                        ACH             03/07/03               317.31
Pedro Gonzalez                                                   ACH             03/07/03             2,156.00
Penny Loupakos                                                   ACH             03/07/03               332.69
Peter Dockery                                                    ACH             03/07/03               583.92
Peter Quintas                                                    ACH             03/07/03               410.39
Pradeep Aradhya                                                  ACH             03/07/03             1,599.23
Quang Banh                                                       ACH             03/07/03             2,117.50
Quin Filipowicz                                                  ACH             03/07/03               359.62
Rajendran Kumaravelu                                             ACH             03/07/03             1,765.39
Rajesh Uttamchandani                                             ACH             03/07/03             6,518.77
Rammohan Mididoddi                                               ACH             03/07/03             1,453.85
Randall Borst                                                    ACH             03/07/03               357.42
Raul Rivera                                                      ACH             03/07/03               283.94
Raymond Ingram                                                   ACH             03/07/03             2,750.00
Reba Laughlin                                                    ACH             03/07/03               203.72
Rebecca Gorman                                                   ACH             03/07/03               338.46
Regina DalPorto                                                  ACH             03/07/03               185.56
Rena Sandoval                                                    ACH             03/07/03               139.24
Richard Flaherty                                                 ACH             03/07/03               315.23
Richard Korst                                                    ACH             03/07/03               557.69
Richard Wolnik                                                   ACH             03/07/03             2,441.54

                                       20 of 38


CASE NAME: DIVINE, INC. ET. AL.
CASE NUMBER: 03-11472-JNF (JOINTLY ADMINISTERED)
BUSINESS UNIT - SOFTWARE(1)
MONTHLY REPORTING QUESTIONNAIRE - QUESTION #4
MARCH 31, 2003

                                                      Check #                                 Pre-Petition
                                                      or ACH               Date of            Check or ACH
                 Vendor Name                        Designation            Payment               Amount
---------------------------------------------------------------------------------------------------------------

Rik Tamm-Daniels                                                 ACH             03/07/03             3,596.15
Robert Bossert                                                   ACH             03/07/03               450.00
Robert Essex                                                     ACH             03/07/03               313.00
Robert Filice                                                    ACH             03/07/03             1,846.15
Robert James                                                     ACH             03/07/03               365.39
Robert Rocheleau                                                 ACH             03/07/03             3,266.15
Robert Sampson                                                   ACH             03/07/03               288.46
Robert Serr                                                      ACH             03/07/03               623.08
Robert Sullivan                                                  ACH             03/07/03               230.77
Robert Summers                                                   ACH             03/07/03               383.65
Robert Warren                                                    ACH             03/07/03             2,627.31
Robin Winner                                                     ACH             03/07/03             7,403.85
Ronald Maxey                                                     ACH             03/07/03               119.80
Ronn Perkins                                                     ACH             03/07/03             5,288.46
Rosario Guercio                                                  ACH             03/07/03               146.15
Rose Mullins                                                     ACH             03/07/03               254.10
Rosemary Pollard                                                 ACH             03/07/03             2,387.00
Ruben Maury                                                      ACH             03/07/03               363.46
Ryan Gaylor                                                      ACH             03/07/03               223.85
Ryan Mullins                                                     ACH             03/07/03               138.46
S. Brad Schweibold                                               ACH             03/07/03             5,500.00
Samantha Colvin                                                  ACH             03/07/03               276.92
Samuel Gillen                                                    ACH             03/07/03               310.00
Sarah Coletti                                                    ACH             03/07/03             1,786.07
Scot Clevenger                                                   ACH             03/07/03             3,384.61
Scott Huddleston                                                 ACH             03/07/03               522.31
Scott McHolland                                                  ACH             03/07/03             2,502.50
Scott Stegmayer                                                  ACH             03/07/03               279.39
Sean McMillen                                                    ACH             03/07/03               253.85
Senthilnathan Thirugnanasambandam                                ACH             03/07/03               291.00
Shahpoor Shayan                                                  ACH             03/07/03             3,380.19
Sharyl White                                                     ACH             03/07/03               226.92
Shelly Lytle                                                     ACH             03/07/03               384.62
Sherri Reddington                                                ACH             03/07/03             2,001.15
Shreerang Shastri                                                ACH             03/07/03             1,661.54
Spartak Nasto                                                    ACH             03/07/03             1,393.85
Stephen Carey                                                    ACH             03/07/03             1,827.69

                                       21 of 38


CASE NAME: DIVINE, INC. ET. AL.
CASE NUMBER: 03-11472-JNF (JOINTLY ADMINISTERED)
BUSINESS UNIT - SOFTWARE(1)
MONTHLY REPORTING QUESTIONNAIRE - QUESTION #4
MARCH 31, 2003

                                                      Check #                                 Pre-Petition
                                                      or ACH               Date of            Check or ACH
                 Vendor Name                        Designation            Payment               Amount
---------------------------------------------------------------------------------------------------------------

Stephen Pratt                                                    ACH             03/07/03               880.77
Stephen Soszynski                                                ACH             03/07/03             2,076.92
Steve Herlocher                                                  ACH             03/07/03               596.15
Steve Parham                                                     ACH             03/07/03               314.23
Steve Sithivong                                                  ACH             03/07/03               105.89
Steven Armond                                                    ACH             03/07/03               519.23
Steven Lewis                                                     ACH             03/07/03             2,695.00
Steven Neiger                                                    ACH             03/07/03             3,807.69
Steven Schulwolf                                                 ACH             03/07/03               538.46
Stuart Laferty                                                   ACH             03/07/03               115.39
Stuart Rollyson                                                  ACH             03/07/03               750.00
Sunil Potti                                                      ACH             03/07/03               673.08
Susan Burke                                                      ACH             03/07/03               315.39
Susanna Frink Shaw                                           4010012             03/07/03             2,221.15
Sushil Pillai                                                    ACH             03/07/03             6,346.15
Suzanne Counley                                                  ACH             03/07/03               165.39
Terence Mahoney                                                  ACH             03/07/03             6,434.18
Terry Takas                                                      ACH             03/07/03               298.55
Terry Tung                                                       ACH             03/07/03             6,980.77
Terry VanWhy                                                     ACH             03/07/03             3,173.08
Theo Ramakers                                                    ACH             03/07/03               358.74
Thomas Blair                                                     ACH             03/07/03               669.82
Thomas Cardozo                                                   ACH             03/07/03             2,056.15
Thomas Hammergren                                                ACH             03/07/03               865.39
Thomas Kringstad                                                 ACH             03/07/03               386.50
Thomas Lessard                                                   ACH             03/07/03               285.19
Thomas McDonough                                                 ACH             03/07/03               222.12
Thomas Prichard                                                  ACH             03/07/03               350.00
Thomas Radle                                                     ACH             03/07/03               752.97
Tim Morgan                                                       ACH             03/07/03               830.77
Tina Gravel                                                      ACH             03/07/03               980.74
Tomasz Hadula                                                    ACH             03/07/03               269.23
Tracy Hoffman                                                    ACH             03/07/03               365.39
Tracy Thompson                                                   ACH             03/07/03             1,776.92
Urmila Singhal                                                   ACH             03/07/03             1,620.00
Valerie Bias                                                     ACH             03/07/03               128.57
Vandilyn Lewis                                                   ACH             03/07/03             2,849.00

                                       22 of 38


CASE NAME: DIVINE, INC. ET. AL.
CASE NUMBER: 03-11472-JNF (JOINTLY ADMINISTERED)
BUSINESS UNIT - SOFTWARE(1)
MONTHLY REPORTING QUESTIONNAIRE - QUESTION #4
MARCH 31, 2003

                                                      Check #                                 Pre-Petition
                                                      or ACH               Date of            Check or ACH
                 Vendor Name                        Designation            Payment               Amount
---------------------------------------------------------------------------------------------------------------

Vicki Spacko                                                     ACH             03/07/03               480.77
Victor Herrera                                                   ACH             03/07/03               267.69
Welber Soong                                                     ACH             03/07/03               115.39
William Blong                                                    ACH             03/07/03               469.23
William Dumont                                                   ACH             03/07/03               961.54
William Maury                                                    ACH             03/07/03               903.85
William Penman                                                   ACH             03/07/03             1,692.31
William Rowell                                                   ACH             03/07/03             1,246.15
Eugene Lindsey                                            0000060060             03/10/03             2,411.02
Nathan Fox                                                0000060061             03/10/03             2,111.93
David Carmi                                                      ACH             03/12/03             2,215.40
Joseph Arnett                                                    ACH             03/12/03               695.27
Urmila Singhal                                                   ACH             03/12/03               670.00
David Nelson                                                     ACH             03/12/03               370.72
Deborah Hutcherson                                               ACH             03/12/03               326.47
Binesh Mathews                                                   ACH             03/12/03               280.75
Dustin Rigsby                                                    ACH             03/12/03               264.12
Susan Burke                                                      ACH             03/12/03               206.50
Nicole Ronzio                                                    ACH             03/12/03               177.80
Christopher Murphy                                               ACH             03/12/03                80.00
Gregory Rhodes                                                   ACH             03/12/03                50.00
David Norton                                                     ACH             03/12/03                25.14
Stephen Pratt                                             0000060089             03/14/03               226.53
Tina Gravel                                               0000060090             03/14/03               121.78
Gregg Belanger                                                   ACH             03/19/03             1,242.00
Lisa Hulburd                                                     ACH             03/19/03               526.92
Patrick Pesch                                                    ACH             03/19/03               430.05
Gloria Pitsch                                                    ACH             03/19/03               253.16
David Hubbard                                                    ACH             03/19/03               193.70
Rajesh Uttamchandani                                             ACH             03/19/03               168.75
Joseph Arnett                                                    ACH             03/19/03               120.00
Robert Warren                                                    ACH             03/26/03             3,592.17
Ken Kinsella                                                     ACH             03/26/03             2,433.29
Christopher Rufe                                                 ACH             03/26/03             1,156.57
Thomas Lessard                                                   ACH             03/26/03               580.00
Patrick Pesch                                                    ACH             03/26/03               212.21
Janice Reynolds                                                  ACH             03/26/03               149.00

                                       23 of 38


CASE NAME: DIVINE, INC. ET. AL.
CASE NUMBER: 03-11472-JNF (JOINTLY ADMINISTERED)
BUSINESS UNIT - SOFTWARE(1)
MONTHLY REPORTING QUESTIONNAIRE - QUESTION #4
MARCH 31, 2003

                                                      Check #                                 Pre-Petition
                                                      or ACH               Date of            Check or ACH
                 Vendor Name                        Designation            Payment               Amount
---------------------------------------------------------------------------------------------------------------

Kenneth Augustyn                                                 ACH             03/26/03               104.00
Allen Miller                                                     ACH             03/26/03                87.91
Juan Borjas                                                      ACH             03/26/03                66.58
Natalie Mauldin                                                  ACH             03/26/03                52.25
David Barr                                                       ACH             03/26/03                43.61
Aaron Moore                                                      ACH             03/26/03                42.45
David Raker                                                      ACH             03/26/03                35.79

                                                                                          ---------------------
                                                                                                    500,755.96
                                                                                          ---------------------

Notes:
-----------------------------------------------
(1) Software consists of the following 39 debtors: divine, inc., Eshare Corporation, Open Market, Inc, Viant Corporation, Delano Technology Corp., divine Technology Ventures, iCentral, Inc., Inventions, Inc., divine/Emicon, inc., SageMaker, Inc., Waypoint Software Corporation, Perceptual Robotics, Inc., divine Global Services, Inc., eprise Corporation, Denalii, Inc., Melita Finance, Inc., SM1 Holding Corp., Retrieval Technologies, Inc., divine international, inc., divine software, inc., Opinionware.com, Inc., Melita Intellectual Property, Inc. smallwonders software!, inc., Open Market Securities Corporation, Futuretense Corporation, RWT Corporation, LOTN, Inc., Eprise Securities Corp., SageMaker (Europe), Inc., Global Recall, Inc., databites, inc., divine interVentures, inc., divine Ireland, Folio Corporation, Venture Capital Unlimted Acquisition Sub, Inc., divine Synchrony Communications, Inc., Softmetric, Inc., air divine, inc., SM2 Holding Corp.

                                       24 of 38

                                           COMPARATIVE BALANCE SHEETS

CASE NAME:  DIVINE, INC. ET. AL.                                                                                          FORM OPR-1
CASE NUMBER: 03-11472-JNF (JOINTLY ADMINISTERED)                                                                           Rev 7/92
BUSINESS UNIT: SOFTWARE(1)                                        Month Ended                           31-Mar-03
FORM OPR-1
                                                                      FILING DATE                31-MAR-03
                                                                 ----------------------    ----------------------

ASSETS

CURRENT ASSETS

Cash                                                                     28,669,407.00             28,361,999.00
Restricted cash                                                          11,485,484.00             11,489,572.00
Accounts Receivable, Net (OPR-3)                                         15,104,930.14             12,749,997.06
Prepaid expenses and deposits                                            13,464,754.70             12,972,233.32
Investments                                                               1,861,952.00              1,630,751.00
Other                                                                    13,371,750.70             13,871,811.20
                                                                 ----------------------    ----------------------

TOTAL CURRENT ASSETS                                                     83,958,278.54             81,076,363.58

PROPERTY, PLANT AND EQUIPMENT, AT COST                                   30,394,567.02             30,339,145.82

Less Accumulated Depreciation                                           (13,813,215.02)           (14,525,105.82)
                                                                 ----------------------    ----------------------

NET PROPERTY, PLANT AND EQUIPMENT                                        16,581,352.00             15,814,040.00

Goodwill                                                                 67,970,034.00             67,096,746.00
OTHER ASSETS                                                             19,540,313.84             17,743,494.08

TOTAL ASSETS                                                            188,049,978.38            181,730,643.66

Notes:
------------
(1) Software consists of the following 39 debtors: divine, inc., Eshare Corporation, Open Market, Inc, Viant Corporation, Delano Technology Corp., divine Technology Ventures, iCentral, Inc., Inventions, Inc., divine/Emicon, inc., SageMaker, Inc., Waypoint Software Corporation, Perceptual Robotics, Inc., divine Global Services, Inc., eprise Corporation, Denalii, Inc., Melita Finance, Inc., SM1 Holding Corp., Retrieval Technologies, Inc., divine international, inc., divine software, inc., Opinionware.com, Inc., Melita Intellectual Property, Inc. smallwonders software!, inc., Open Market Securities Corporation, Futuretense Corporation, RWT Corporation, LOTN, Inc., Eprise Securities Corp., SageMaker (Europe), Inc., Global Recall, Inc., databites, inc., divine interVentures, inc., divine Ireland, Folio Corporation, Venture Capital Unlimted Acquisition Sub, Inc., divine Synchrony Communications, Inc., Softmetric, Inc., air divine, inc., SM2 Holding Corp.

                                       25 of 38

                                        COMPARATIVE BALANCE SHEETS

CASE NAME:  DIVINE, INC. ET. AL.                                                                                          FORM OPR-2
CASE NUMBER: 03-11472-JNF (JOINTLY ADMINISTERED)                                                                           Rev 7/92
BUSINESS UNIT: SOFTWARE(1)                                     Month Ended                         31-Mar-03
FORM OPR-2
                                                                   FILING DATE              31-MAR-03
                                                              ----------------------   ---------------------

LIABILITIES

POST PETITION LIABILITIES                                                      0.00            1,675,619.00

         Priority Debt                                                 7,299,702.29            6,798,946.29
         Unsecured Debt                                               23,169,427.20           23,169,427.20
                                                              ----------------------   ---------------------

         TOTAL PRE-PETITION LIABILITIES                               30,469,129.49           29,968,373.49

         TOTAL LIABILITIES                                            30,469,129.49           31,643,992.49

         DEFRERRED REVENUE                                            46,061,854.63           42,279,293.74
         FACILITIES IMPAIRMENT                                        54,034,585.66           41,910,328.00

INTERCOMPANY/SUBSIDIARY EQUITY                                        57,484,408.60           65,897,029.43

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                           188,049,978.38          181,730,643.66



Notes:
---------

(1) Software consists of the following 39 debtors: divine, inc., Eshare Corporation, Open Market, Inc, Viant Corporation, Delano Technology Corp., divine Technology Ventures, iCentral, Inc., Inventions, Inc., divine/Emicon, inc., SageMaker, Inc., Waypoint Software Corporation, Perceptual Robotics, Inc., divine Global Services, Inc., eprise Corporation, Denalii, Inc., Melita Finance, Inc., SM1 Holding Corp., Retrieval Technologies, Inc., divine international, inc., divine software, inc., Opinionware.com, Inc., Melita Intellectual Property, Inc. smallwonders software!, inc., Open Market Securities Corporation, Futuretense Corporation, RWT Corporation, LOTN, Inc., Eprise Securities Corp., SageMaker (Europe), Inc., Global Recall, Inc., databites, inc., divine interVentures, inc., divine Ireland, Folio Corporation, Venture Capital Unlimted Acquisition Sub, Inc., divine Synchrony Communications, Inc., Softmetric, Inc., air divine, inc., SM2 Holding Corp.

                                       26 of 38

                         SUMMARY OF ACCOUNTS RECEIVABLE

CASE NAME:  DIVINE, INC. ET. AL.                                      FORM OPR-3
CASE NUMBER: 03-11472-JNF (JOINTLY ADMINISTERED)                        Rev 7/92
BUSINESS UNIT: SOFTWARE(1)
FORM OPR-3


                                      Month Ended                31-Mar-03

                                             Total            Current         0-30 Days       31-60 Days
                                      --------------------------------------------------------------------------


DATE OF FILING:  2/25/2003                  21,250,424.14     9,390,272.22    3,397,955.04      2,474,352.53
Allowance for doubtful accounts             (6,145,494.00)

3/31/2003                                   18,820,468.06     4,429,647.27    5,304,644.63      2,334,626.89
Allowance for doubtful accounts             (6,070,471.00)




                                         61-90 Days      Over 90 Days
                                        -------------------------------

DATE OF FILING:  2/25/2003
Allowance for doubtful accounts           1,339,445.79     4,648,398.56

3/31/2003
Allowance for doubtful accounts           3,264,583.14     3,486,966.13



Notes:
------------------------------------
(1) Software consists of the following 39 debtors:
divine, inc., Eshare Corporation, Open Market, Inc., Viant Corporation, Delano Technology Corp., divine Technology Ventures, iCentral, Inc., Inventions, Inc., divine/Emicon, inc., SageMaker, Inc., Waypoint Software Corporation, Perceptual Robotics, Inc., divine Global Services, Inc., eprise Corporation, Denalii, Inc., Melita Finance, Inc., SM1 Holding Corp., Retrieval Technologies, Inc., divine international, inc., divine software, inc., Opinionware.com, Inc., Melita Intellectual Property, Inc., smallwonders software!, inc., Open Market Securities Corporation, Futuretense Corporation, RWT Corporation, LOTN, Inc., Eprise Securities Corp., SageMaker (Europe), Inc., Global Recall, Inc., databites, inc., divine interVentures, inc., divine Ireland, Folio Corporation, Venture Capital Unlimted Acquisition Sub, Inc., divine Synchrony Communications, Inc., Softmetric, Inc., air divine, inc., SM2 Holding Corp.

                                       27 of 38

DIVINE, INC. ET AL
SCHEDULE OF POST PETITION LIABILITES (FORM OPR-4)
BUSINESS UNIT - SOFTWARE
MARCH 31, 2003

                                       DATE         DATE       TOTAL       FUTURE      0-30       31-60       61-90       OVER
                                     INCURRED        DUE        DUE         DUE        DAYS        DAYS       DAYS      90 DAYS
                                    -----------------------------------------------------------------------------------------------

     TAXES PAYABLE

     INCOME TAXES:
     Franchise taxes                                 2004      68,000      68,000          -           -          -           -
     Property taxes - real                           2004      27,700      27,700          -           -          -           -
     Property taxes - personal                       2004      20,250      20,250          -           -          -           -
     Sales and use taxes                             2004     208,500     208,500          -           -          -           -

     EMPLOYMENT TAXES:
     Federal Income Tax              03/21/03    04/04/03     314,425           -    314,425           -          -           -
     FICA - Employers                03/21/03    04/04/03     111,001           -    111,001           -          -           -
     FICA - Employees                03/21/03    04/04/03     110,304           -    110,304           -          -           -
     Medicare - Employer             03/21/03    04/04/03      26,002           -     26,002           -          -           -
     Medicare - Employee             03/21/03    04/04/03      25,839           -     25,839           -          -           -
     Federal Unemployment Tax        03/21/03    04/04/03         207           -        207           -          -           -
     State Income Tax                03/21/03    04/04/03      74,278           -     74,278           -          -           -
     State Unemployment Tax          03/21/03    04/04/03       4,962           -      4,962           -          -           -


     Other taxes                                                    -           -          -           -          -           -

                                                          ----------------------------------------------------------------------
     TOTAL TAXES PAYABLE                                      991,468     324,450    667,018           -          -           -


     POSTPETITION SECURED DEBT                                      -           -          -           -          -           -
     POSTPETITION UNSECURED DEBT                                    -           -          -           -          -           -
     ACCRUED INTEREST PAYABLE                                       -           -          -           -          -           -


     TRADE ACCOUNTS PAYABLE & OTHER

     Software Accounts Payable *                              684,151     201,397    421,097      61,657          -           -


                                                          ----------------------------------------------------------------------
     TOTALS                                                 1,675,619     525,847  1,088,115      61,657          -           -
                                                          ----------------------------------------------------------------------


* See attached Schedule
Notes:
-----------
(1) Software consists of the following 39 debtors:
divine, inc., Eshare Corporation, Open Market, Inc., Viant Corporation, Delano Technology Corp., divine Technology Ventures, iCentral, Inc., Inventions, Inc., divine/Emicon, inc., SageMaker, Inc., Waypoint Software Corporation, Perceptual Robotics, Inc., divine Global Services, Inc., eprise Corporation, Denalii, Inc., Melita Finance, Inc., SM1 Holding Corp., Retrieval Technologies, Inc., divine international, inc., divine software, inc., Opinionware.com, Inc., Melita Intellectual Property, Inc., smallwonders software!, inc., Open Market Securities Corporation, Futuretense Corporation, RWT Corporation, LOTN, Inc., Eprise Securities Corp., SageMaker (Europe), Inc., Global Recall, Inc., databites, inc., divine interVentures, inc., divine Ireland, Folio Corporation, Venture Capital Unlimted Acquisition Sub, Inc., divine Synchrony Communications, Inc., Softmetric, Inc., air divine, inc., SM2 Holding Corp.


                                    28 of 38

DIVINE, INC. ET AL
ATTACHED SCHEDULE OF POST PETITION LIABILITIES (FORM OPR-4)
BUSINESS UNIT - SOFTWARE
MARCH 31, 2003

                                                      TOTAL          FUTURE          0-30          31-60         61-90        OVER
VENDOR NAME                           DUE DATE         DUE            DUE            DAYS           DAYS          DAYS      90 DAYS
-----------------------------------------------------------------------------------------------------------------------------------

ABB Business Finance                  03/08/03       (498.80)             -        (498.80)             -            -           -
ADT Security Services  Inc            03/31/03        (92.73)             -         (92.73)             -            -           -
ADT Security Services  Inc            03/31/03       (683.28)             -        (683.28)             -            -           -
ADT Security Services  Inc            03/31/03        (50.00)             -         (50.00)             -            -           -
Advanta Leasing Services              03/08/03        (58.45)             -         (58.45)             -            -           -
Advanta Leasing Services              03/08/03        (45.15)             -         (45.15)             -            -           -
Advanta Leasing Services              03/08/03        (45.15)             -         (45.15)             -            -           -
Advanta Leasing Services              03/08/03       (802.20)             -        (802.20)             -            -           -
Advanta Leasing Services              03/08/03       (380.10)             -        (380.10)             -            -           -
Aka Pest Control                      04/29/03        (62.79)        (62.79)                            -            -           -
Alamo Financial Group                 03/08/03    (10,500.00)             -     (10,500.00)             -            -           -
Albert Hernandez                      03/27/03       (199.00)             -        (199.00)             -            -           -
Aldion Bindley                        03/18/03       (200.00)             -        (200.00)             -            -           -
Andrew Filipowski                     02/25/03       (155.54)             -              -        (155.54)           -           -
Andrew Filipowski                     03/10/03       (743.50)             -        (743.50)             -            -           -
Andrew Filipowski                     03/07/03     (2,500.00)             -      (2,500.00)             -            -           -
Andrew Filipowski                     03/10/03       (223.38)             -        (223.38)             -            -           -
Andrew Marchky                        03/27/03       (711.13)             -        (711.13)             -            -           -
Andrew Marchky                        03/27/03       (164.60)             -        (164.60)             -            -           -
Andrew Minor                          04/04/03        567.44         567.44                             -            -           -
AT&T(9001310)                         12/15/03        (65.93)        (65.93)             -              -            -           -
Barbara Cannon                        03/27/03       (130.05)             -        (130.05)             -            -           -
Bassem Sayegh                         03/25/03       (169.20)             -        (169.20)             -            -           -
Binesh Mathews                        03/27/03       (108.00)             -        (108.00)             -            -           -
Binesh Mathews                        03/31/03         13.00              -          13.00              -            -           -
Bradley Birnbaum                      03/27/03       (167.50)             -        (167.50)             -            -           -
Bruce Reignier                        03/25/03       (681.56)             -        (681.56)             -            -           -
Bruce Reignier                        03/25/03       (309.61)             -        (309.61)             -            -           -
Bruce Reignier                        03/25/03       (140.00)             -        (140.00)             -            -           -
Bruce Rusk                            03/20/03       (878.44)             -        (878.44)             -            -           -
Bruce Rusk                            03/18/03     (1,120.54)             -      (1,120.54)             -            -           -
Bruce Rusk                            03/25/03       (349.42)             -        (349.42)             -            -           -
Bruce Rusk                            03/25/03       (375.69)             -        (375.69)             -            -           -
Canon Financial Services              03/08/03       (724.03)             -        (724.03)             -            -           -
Canon Financial Services              03/08/03       (123.85)             -        (123.85)             -            -           -
Canon Financial Services              03/08/03       (495.40)             -        (495.40)             -            -           -


                                    29 of 38

DIVINE, INC. ET AL
ATTACHED SCHEDULE OF POST PETITION LIABILITIES (FORM OPR-4)
BUSINESS UNIT - SOFTWARE
MARCH 31, 2003

                                                      TOTAL          FUTURE          0-30          31-60         61-90        OVER
VENDOR NAME                           DUE DATE         DUE            DUE            DAYS           DAYS          DAYS      90 DAYS
-----------------------------------------------------------------------------------------------------------------------------------

Canon Financial Services              03/08/03       (122.46)             -        (122.46)             -            -           -
Canon Financial Services              03/08/03       (793.22)             -        (793.22)             -            -           -
Canon Financial Services              03/08/03       (620.38)             -        (620.38)             -            -           -
Canon Financial Services              03/08/03       (797.08)             -        (797.08)             -            -           -
Canon Financial Services              03/08/03       (179.31)             -        (179.31)             -            -           -
Canon Financial Services              03/08/03       (444.02)             -        (444.02)             -            -           -
Canon Financial Services              03/08/03     (1,594.14)             -      (1,594.14)             -            -           -
Canon Financial Services              03/08/03     (1,629.58)             -      (1,629.58)             -            -           -
Canon Financial Services              03/08/03     (2,543.81)             -      (2,543.81)             -            -           -
Canon Financial Services              03/08/03     (2,034.27)             -      (2,034.27)             -            -           -
Canon Financial Services              03/08/03     (1,594.14)             -      (1,594.14)             -            -           -
Carlos Estrada                        03/27/03       (105.84)             -        (105.84)             -            -           -
Carlos Estrada                        03/27/03        (51.86)             -         (51.86)             -            -           -
Casey Andrysiak                       03/20/03        (42.95)             -         (42.95)             -            -           -
Charles David Lyle                    03/25/03        (49.95)             -         (49.95)             -            -           -
Charles David Lyle                    03/25/03       (544.36)             -        (544.36)             -            -           -
Charles David Lyle                    03/25/03        (50.00)             -         (50.00)             -            -           -
Chris Tyler                           03/25/03       (133.48)             -        (133.48)             -            -           -
Chris Tyler                           03/27/03        (44.63)             -         (44.63)             -            -           -
Christopher Hobson                    03/11/03       (158.00)             -        (158.00)             -            -           -
Christopher Hobson                    03/18/03       (611.60)             -        (611.60)             -            -           -
Christopher Schroeder                 03/27/03        (82.00)             -         (82.00)             -            -           -
Christopher Schroeder                 03/27/03        (82.00)             -         (82.00)             -            -           -
Christopher Schroeder                 03/11/03        (82.00)             -         (82.00)             -            -           -
Chung Yue Jim                         03/27/03       (275.77)             -        (275.77)             -            -           -
Chung Yue Jim                         03/25/03        (43.28)             -         (43.28)             -            -           -
CIT Technology Fin Serv  Inc          03/08/03       (875.85)             -        (875.85)             -            -           -
Citicorp Vendor Finance  Inc          03/08/03       (310.77)             -        (310.77)             -            -           -
Citicorp Vendor Finance  Inc          03/08/03     (1,041.04)             -      (1,041.04)             -            -           -
Claudio Zuniga                        03/20/03       (847.10)             -        (847.10)             -            -           -
Claudio Zuniga                        03/25/03     (1,095.93)             -      (1,095.93)             -            -           -
Colin R. Blight                       03/25/03       (807.51)             -        (807.51)             -            -           -
ComEd                                 02/28/03     (3,274.60)             -              -      (3,274.60)           -           -
Computershare Investor Services LLC   02/25/03       (197.75)             -              -        (197.75)           -           -
Computershare Investor Services LLC   02/25/03     (1,631.70)             -              -      (1,631.70)           -           -
Computershare Investor Services LLC   02/26/03       (132.00)             -              -        (132.00)           -           -
Computershare Investor Services LLC   02/27/03       (123.34)             -              -        (123.34)           -           -


                                    30 of 38

DIVINE, INC. ET AL
ATTACHED SCHEDULE OF POST PETITION LIABILITIES (FORM OPR-4)
BUSINESS UNIT - SOFTWARE
MARCH 31, 2003

                                                      TOTAL          FUTURE          0-30          31-60         61-90        OVER
VENDOR NAME                           DUE DATE         DUE            DUE            DAYS           DAYS          DAYS      90 DAYS
-----------------------------------------------------------------------------------------------------------------------------------

Computershare Investor Services LLC   02/28/03       (497.74)             -              -        (497.74)           -           -
Comtel Technologies, Inc.             05/04/03     (7,535.94)     (7,535.94)             -              -            -           -
Comtel Technologies, Inc.             05/05/03       (610.00)       (610.00)             -              -            -           -
Comtel Technologies, Inc.             05/05/03     (7,410.80)     (7,410.80)             -              -            -           -
Comtel Technologies, Inc.             05/05/03     (1,425.30)     (1,425.30)             -              -            -           -
Comtel Technologies, Inc.             05/10/03       (610.00)       (610.00)             -              -            -           -
Comtel Technologies, Inc.             05/10/03     (2,650.00)     (2,650.00)             -              -            -           -
Comtel Technologies, Inc.             05/11/03       (917.70)       (917.70)             -              -            -           -
Comtel Technologies, Inc.             05/12/03    (45,556.75)    (45,556.75)             -              -            -           -
Crystal Decisions, Inc.               05/17/03     (8,500.00)     (8,500.00)             -              -            -           -
D&S Technologies                      03/01/03    (12,100.00)             -     (12,100.00)             -            -           -
David Barr                            02/27/03        (43.61)             -              -         (43.61)           -           -
David Hubbard                         03/27/03       (539.30)             -        (539.30)             -            -           -
Dennis Hebbard                        03/11/03       (842.91)             -        (842.91)             -            -           -
Dexter Craig                          03/18/03       (323.59)             -        (323.59)             -            -           -
DFS Acceptance                        04/07/03   (109,925.36)   (109,925.36)                            -            -           -
Diane Bono                            04/04/03      6,315.00       6,315.00                             -            -           -
Dominion Venture Finance LLC          03/01/03    (16,677.10)             -     (16,677.10)             -            -           -
Douglas Kaplan                        03/27/03       (547.77)             -        (547.77)             -            -           -
Elizabeth Teague                      03/25/03        (50.00)             -         (50.00)             -            -           -
Evans Wroten                          02/28/03        205.37              -              -         205.37            -           -
Evans Wroten                          03/03/03        379.99              -         379.99              -            -           -
F & S Properties, LLC                 03/01/03    (37,723.00)             -     (37,723.00)             -            -           -
FedEx                                 02/26/03        (95.29)             -              -         (95.29)           -           -
FedEx                                 02/26/03        (46.49)             -              -         (46.49)           -           -
FedEx                                 02/26/03         (9.09)             -              -          (9.09)           -           -
FedEx                                 02/26/03        (43.68)             -              -         (43.68)           -           -
FedEx                                 02/26/03       (246.45)             -              -        (246.45)           -           -
FedEx                                 03/03/03        (15.61)             -         (15.61)             -            -           -
FedEx                                 03/10/03        (11.36)             -         (11.36)             -            -           -
FedEx                                 02/28/03        (24.83)             -              -         (24.83)           -           -
FedEx                                 02/26/03     (9,117.92)             -              -      (9,117.92)           -           -
FedEx                                 02/27/03       (695.19)             -              -        (695.19)           -           -
FedEx                                 02/27/03        (79.11)             -              -         (79.11)           -           -
FedEx                                 03/10/03        (24.60)             -         (24.60)             -            -           -
FedEx                                 02/26/03     (1,034.84)             -              -      (1,034.84)           -           -
FedEx                                 02/27/03       (683.52)             -              -        (683.52)           -           -


                                    31 of 38

DIVINE, INC. ET AL
ATTACHED SCHEDULE OF POST PETITION LIABILITIES (FORM OPR-4)
BUSINESS UNIT - SOFTWARE
MARCH 31, 2003

                                                      TOTAL          FUTURE          0-30          31-60         61-90        OVER
VENDOR NAME                           DUE DATE         DUE            DUE            DAYS           DAYS          DAYS      90 DAYS
-----------------------------------------------------------------------------------------------------------------------------------

FedEx                                 02/28/03        (36.70)             -              -         (36.70)           -           -
FedEx                                 03/04/03        (98.76)             -         (98.76)             -            -           -
FedEx                                 03/05/03       (321.39)             -        (321.39)             -            -           -
FedEx                                 03/05/03        (90.87)             -         (90.87)             -            -           -
FedEx                                 03/11/03       (129.85)             -        (129.85)             -            -           -
Fleet Bank of New Hampshire           03/01/03    (44,114.00)             -     (44,114.00)             -            -           -
Frederick Lent Jr                     03/25/03        (82.47)             -         (82.47)             -            -           -
Gartner Group Inc.                    02/28/03    (20,000.00)             -              -     (20,000.00)           -           -
GE Capital                            03/08/03       (161.49)             -        (161.49)             -            -           -
George Landgrebe                      02/25/03     (1,207.99)             -              -      (1,207.99)           -           -
Georgia Power                         02/25/03       (411.12)             -              -        (411.12)           -           -
GES Exposition Services               04/29/03     (2,695.00)     (2,695.00)                            -            -           -
Glen Sukkert                          03/25/03       (647.17)             -        (647.17)             -            -           -
Glen Sukkert                          03/25/03        (77.31)             -         (77.31)             -            -           -
Ice Town                              03/01/03        (75.00)             -         (75.00)             -            -           -
IOS Capital                           03/08/03       (415.52)             -        (415.52)             -            -           -
IOS Capital                           03/08/03       (767.64)             -        (767.64)             -            -           -
IOS Capital                           03/08/03       (281.45)             -        (281.45)             -            -           -
James Davis                           02/27/03       (468.41)             -              -        (468.41)           -           -
James Davis                           02/27/03       (136.91)             -              -        (136.91)           -           -
James Davis                           02/27/03       (577.14)             -              -        (577.14)           -           -
James Davis                           02/27/03       (238.66)             -              -        (238.66)           -           -
James Davis                           02/27/03        (17.96)             -              -         (17.96)           -           -
James Davis                           02/27/03        (59.12)             -              -         (59.12)           -           -
James Davis                           02/27/03       (188.89)             -              -        (188.89)           -           -
James Davis                           02/27/03        (87.01)             -              -         (87.01)           -           -
James Davis                           02/27/03        (27.43)             -              -         (27.43)           -           -
James Davis                           02/27/03       (175.71)             -              -        (175.71)           -           -
James Davis                           02/27/03     (1,064.90)             -              -      (1,064.90)           -           -
James Davis                           02/27/03     (1,413.07)             -              -      (1,413.07)           -           -
James Davis                           02/27/03       (100.00)             -              -        (100.00)           -           -
James Davis                           02/27/03     (1,136.23)             -              -      (1,136.23)           -           -
James Davis                           02/27/03        (33.38)             -              -         (33.38)           -           -
James Davis                           02/27/03        (30.74)             -              -         (30.74)           -           -
James Davis                           02/27/03       (559.69)             -              -        (559.69)           -           -
James Davis                           02/27/03        (10.69)             -              -         (10.69)           -           -
James Davis                           02/27/03       (213.15)             -              -        (213.15)           -           -


                                    32 of 38

DIVINE, INC. ET AL
ATTACHED SCHEDULE OF POST PETITION LIABILITIES (FORM OPR-4)
BUSINESS UNIT - SOFTWARE
MARCH 31, 2003

                                                      TOTAL          FUTURE          0-30          31-60         61-90        OVER
VENDOR NAME                           DUE DATE         DUE            DUE            DAYS           DAYS          DAYS      90 DAYS
-----------------------------------------------------------------------------------------------------------------------------------

Jason Schnack                         03/27/03       (433.36)             -        (433.36)             -            -           -
Jeffrey Hubbard                       02/28/03       (364.30)             -              -        (364.30)           -           -
Jeffrey Robinson                      03/27/03        (45.02)             -         (45.02)             -            -           -
Jodi Wolfe                            03/25/03       (114.95)             -        (114.95)             -            -           -
John Jefferson                        03/27/03       (469.42)             -        (469.42)             -            -           -
John Marshall                         03/25/03     (1,534.96)             -      (1,534.96)             -            -           -
John Marshall                         03/18/03       (499.94)             -        (499.94)             -            -           -
John Marshall                         03/25/03       (291.52)             -        (291.52)             -            -           -
John Marshall                         03/18/03     (1,139.03)             -      (1,139.03)             -            -           -
John Trkla                            02/28/03        202.24              -              -         202.24            -           -
Jonathan Stillman                     12/28/04       (457.19)       (457.19)             -              -            -           -
Joseph Arnett                         03/25/03       (201.44)             -        (201.44)             -            -           -
Joseph Puliafico                      03/06/03        (95.95)             -         (95.95)             -            -           -
Jule Persons                          02/28/03       (119.90)             -              -        (119.90)           -           -
Kathleen Allen                        03/25/03        (60.40)             -         (60.40)             -            -           -
Kathleen Allen                        03/25/03       (524.79)             -        (524.79)             -            -           -
Kathleen Allen                        03/25/03     (2,105.94)             -      (2,105.94)             -            -           -
Konica Business Technologies, Inc     03/01/03       (477.61)             -        (477.61)             -            -           -
Larry Braswell                        03/27/03        (61.13)             -         (61.13)             -            -           -
Larry Braswell                        03/27/03        (61.13)             -         (61.13)             -            -           -
Larry Eisenstein                      03/18/03     (1,129.68)             -      (1,129.68)             -            -           -
Larry Eisenstein                      03/25/03       (135.78)             -        (135.78)             -            -           -
Larry Eisenstein                      03/25/03       (367.70)             -        (367.70)             -            -           -
Lyle Larson                           03/20/03       (776.27)             -        (776.27)             -            -           -
Lyle Larson                           03/11/03     (1,170.41)             -      (1,170.41)             -            -           -
Lyle Larson                           03/11/03       (926.17)             -        (926.17)             -            -           -
Lyle Larson                           03/25/03       (504.29)             -        (504.29)             -            -           -
Marc Tuori                            03/27/03        (21.95)             -         (21.95)             -            -           -
Mark Brommer                          03/20/03        (49.95)             -         (49.95)             -            -           -
Mark Brommer                          03/11/03     (2,166.94)             -      (2,166.94)             -            -           -
Mark Dobash                           03/27/03        (45.00)             -         (45.00)             -            -           -
Matthew Hart                          03/27/03        (42.95)             -         (42.95)             -            -           -
Michael Cullinane                     03/25/03     (2,773.37)             -      (2,773.37)             -            -           -
Michael McGovern                      03/11/03        (45.65)             -         (45.65)             -            -           -
Michael Sokoloff                      03/04/03        (50.00)             -         (50.00)             -            -           -
Michael Sullivan                      03/25/03     (1,254.54)             -      (1,254.54)             -            -           -
Michael Sullivan                      03/27/03     (1,232.00)             -      (1,232.00)             -            -           -


                                    33 of 38

DIVINE, INC. ET AL
ATTACHED SCHEDULE OF POST PETITION LIABILITIES (FORM OPR-4)
BUSINESS UNIT - SOFTWARE
MARCH 31, 2003

                                                      TOTAL          FUTURE          0-30          31-60         61-90        OVER
VENDOR NAME                           DUE DATE         DUE            DUE            DAYS           DAYS          DAYS      90 DAYS
-----------------------------------------------------------------------------------------------------------------------------------

Michael Wang                          03/18/03        (49.95)             -         (49.95)             -            -           -
Michael Wang                          03/20/03       (714.09)             -        (714.09)             -            -           -
Michael Wang                          03/25/03        (94.10)             -         (94.10)             -            -           -
Michael Wang                          03/25/03        (73.07)             -         (73.07)             -            -           -
NIRCRC-Metra                          03/01/03    (36,431.00)             -     (36,431.00)             -            -           -
Nstar Electric                        02/26/03     (8,837.38)             -              -      (8,837.38)           -           -
Orkin Exterminating                   04/26/03       (113.34)       (113.34)                            -            -           -
Pan Communications                    03/14/03    (43,195.27)             -     (43,195.27)             -            -           -
Panasonic Comm. & Systems Co.         03/08/03       (414.75)             -        (414.75)             -            -           -
Panasonic Comm. & Systems Co.         03/08/03       (356.47)             -        (356.47)             -            -           -
Panasonic Comm. & Systems Co.         03/08/03        (88.00)             -         (88.00)             -            -           -
Panasonic Comm. & Systems Co.         03/08/03        (88.00)             -         (88.00)             -            -           -
Panasonic Comm. & Systems Co.         03/08/03       (160.68)             -        (160.68)             -            -           -
Panasonic Comm. & Systems Co.         03/08/03     (1,250.55)             -      (1,250.55)             -            -           -
Panasonic Comm. & Systems Co.         03/08/03       (163.80)             -        (163.80)             -            -           -
Patrick O'Malley                      02/28/03        (80.00)             -              -         (80.00)           -           -
Patrick Pesch                         03/27/03       (650.43)             -        (650.43)             -            -           -
Peter Quintas                         03/25/03       (407.00)             -        (407.00)             -            -           -
Philip Maddox                         03/27/03       (485.78)             -        (485.78)             -            -           -
Philip Maddox                         03/25/03       (502.62)             -        (502.62)             -            -           -
Philip Maddox                         03/20/03     (1,439.15)             -      (1,439.15)             -            -           -
Philip Maddox                         03/18/03        (92.00)             -         (92.00)             -            -           -
Pitney Bowes  Inc.                    03/08/03       (555.00)             -        (555.00)             -            -           -
Pitney Bowes  Inc.                    03/08/03     (4,318.65)             -      (4,318.65)             -            -           -
Pitney Bowes  Inc.                    03/08/03       (186.58)             -        (186.58)             -            -           -
Pitney Bowes  Inc.                    03/08/03       (410.22)             -        (410.22)             -            -           -
Randolph Daly                         03/25/03       (113.06)             -        (113.06)             -            -           -
Reginald Barlow                       03/04/03       (245.12)             -        (245.12)             -            -           -
Reginald Barlow                       03/04/03     (2,552.32)             -      (2,552.32)             -            -           -
Reginald Barlow                       03/04/03     (1,206.33)             -      (1,206.33)             -            -           -
RK Dixon Co.                          03/08/03       (255.11)             -        (255.11)             -            -           -
Robert Filice                         03/27/03        (85.90)             -         (85.90)             -            -           -
Robin Winner                          02/27/03       (733.20)             -              -        (733.20)           -           -
Robin Winner                          03/04/03       (192.15)             -        (192.15)             -            -           -
Robin Winner                          03/11/03       (146.95)             -        (146.95)             -            -           -
Roger Shaner                          03/20/03        (67.48)             -         (67.48)             -            -           -
Roger Shaner                          03/20/03       (752.49)             -        (752.49)             -            -           -


                                    34 of 38

DIVINE, INC. ET AL
ATTACHED SCHEDULE OF POST PETITION LIABILITIES (FORM OPR-4)
BUSINESS UNIT - SOFTWARE
MARCH 31, 2003

                                                      TOTAL          FUTURE          0-30          31-60         61-90        OVER
VENDOR NAME                           DUE DATE         DUE            DUE            DAYS           DAYS          DAYS      90 DAYS
-----------------------------------------------------------------------------------------------------------------------------------

Roger Shaner                          03/27/03       (153.95)             -        (153.95)             -            -           -
SBC Capital Services                  03/08/03     (3,927.91)             -      (3,927.91)             -            -           -
SBC Capital Services                  03/08/03     (3,554.00)             -      (3,554.00)             -            -           -
SBC Capital Services                  03/08/03     (4,352.43)             -      (4,352.43)             -            -           -
SBC Capital Services                  03/08/03     (5,436.57)             -      (5,436.57)             -            -           -
SBC Capital Services                  03/08/03     (4,231.52)             -      (4,231.52)             -            -           -
SBC Capital Services                  03/08/03     (3,254.02)             -      (3,254.02)             -            -           -
SBC Capital Services                  03/08/03    (11,563.33)             -     (11,563.33)             -            -           -
SBC Capital Services                  03/08/03        (75.66)             -         (75.66)             -            -           -
SBC Capital Services                  03/08/03       (581.30)             -        (581.30)             -            -           -
SBC Capital Services                  03/08/03     (3,227.37)             -      (3,227.37)             -            -           -
SBC Capital Services                  03/08/03       (657.85)             -        (657.85)             -            -           -
SBC Capital Services                  03/08/03       (682.54)             -        (682.54)             -            -           -
SBC Capital Services                  03/08/03       (650.78)             -        (650.78)             -            -           -
SBC Capital Services                  03/08/03       (416.76)             -        (416.76)             -            -           -
SBC Capital Services                  03/08/03       (342.69)             -        (342.69)             -            -           -
SBC Capital Services                  03/01/03       (724.85)             -        (724.85)             -            -           -
SBC Capital Services                  03/01/03       (314.05)             -        (314.05)             -            -           -
SBC Capital Services                  03/01/03       (643.64)             -        (643.64)             -            -           -
Scott Kane                            03/27/03     (1,290.23)             -      (1,290.23)             -            -           -
Scott Kane                            03/27/03     (1,329.55)             -      (1,329.55)             -            -           -
Scott Kane                            03/27/03     (1,962.46)             -      (1,962.46)             -            -           -
Shawn DeVries                         04/04/03      2,323.23       2,323.23                             -            -           -
Software & Technology Sales           05/09/03    (15,000.00)    (15,000.00)             -              -            -           -
Steelcase Financial Services  Inc     03/08/03    (24,763.27)             -     (24,763.27)             -            -           -
Steelcase Financial Services  Inc     03/08/03    (15,615.13)             -     (15,615.13)             -            -           -
Steelcase Financial Services  Inc     03/08/03    (37,798.14)             -     (37,798.14)             -            -           -
Steelcase Financial Services  Inc     03/08/03     (1,536.49)             -      (1,536.49)             -            -           -
Steelcase Financial Services  Inc     03/08/03     (1,729.24)             -      (1,729.24)             -            -           -
Stephen Dias                          03/13/03        (49.90)             -         (49.90)             -            -           -
Steven Roten                          03/25/03        (95.00)             -         (95.00)             -            -           -
Stuart Rollyson                       03/11/03       (273.75)             -        (273.75)             -            -           -
Stuart Rollyson                       03/11/03       (273.75)             -        (273.75)             -            -           -
Stuart Rollyson                       03/11/03       (273.75)             -        (273.75)             -            -           -
Stuart Rollyson                       03/11/03       (273.75)             -        (273.75)             -            -           -
Suburban Delivery Inc.                04/28/03     (1,879.80)     (1,879.80)                            -            -           -
Suburban Delivery Inc.                04/28/03     (2,136.70)     (2,136.70)                            -            -           -


                                    35 of 38

DIVINE, INC. ET AL
ATTACHED SCHEDULE OF POST PETITION LIABILITIES (FORM OPR-4)
BUSINESS UNIT - SOFTWARE
MARCH 31, 2003

                                                      TOTAL          FUTURE          0-30          31-60         61-90        OVER
VENDOR NAME                           DUE DATE         DUE            DUE            DAYS           DAYS          DAYS      90 DAYS
-----------------------------------------------------------------------------------------------------------------------------------

Suburban Delivery Inc.                04/28/03     (1,730.00)     (1,730.00)                            -            -           -
Terry Tung                            03/11/03       (163.07)             -        (163.07)             -            -           -
Thomas Hammergren                     03/25/03       (543.28)             -        (543.28)             -            -           -
Thomas Murphy                         03/04/03       (510.14)             -        (510.14)             -            -           -
Toshiba America Info Sys Inc.         03/08/03       (223.56)             -        (223.56)             -            -           -
Transgroup                            04/26/03       (305.00)       (305.00)                            -            -           -
Tyra Hattersley                       03/25/03       (907.06)             -        (907.06)             -            -           -
Tyra Hattersley                       03/27/03       (157.38)             -        (157.38)             -            -           -
Urmila Singhal                        03/27/03     (1,001.25)             -      (1,001.25)             -            -           -
Verisign                              05/24/03       (800.00)       (800.00)             -              -            -           -
Verizon (15124)                       03/19/03     (1,079.11)             -      (1,079.11)             -            -           -
Verizon (15124)                       03/19/03        (90.82)             -         (90.82)             -            -           -
Verizon(28007)                        01/09/04       (162.40)       (162.40)             -              -            -           -
Vivek Singh                           03/25/03       (368.28)             -        (368.28)             -            -           -
Vivek Singh                           03/25/03       (928.33)             -        (928.33)             -            -           -
Vivek Singh                           03/13/03       (575.67)             -        (575.67)             -            -           -
William Dumont                        03/25/03       (106.40)             -        (106.40)             -            -           -
Winifred Donahue's Answering          05/06/03        (53.00)        (53.00)             -              -            -           -
Worldcom (96022)                      02/27/03     (5,601.81)             -              -      (5,601.81)           -           -
Wyllie Humphreys                      03/25/03     (1,362.08)             -      (1,362.08)             -            -           -
Wyllie Humphreys                      03/25/03        (29.15)             -         (29.15)             -            -           -
Wyllie Humphreys                      03/25/03        (73.22)             -         (73.22)             -            -           -
Wyllie Humphreys                      03/25/03       (795.50)             -        (795.50)             -            -           -
Wyllie Humphreys                      03/25/03        (86.14)             -         (86.14)             -            -           -
Wyllie Humphreys                      03/25/03        (86.14)             -         (86.14)             -            -           -
Wyllie Humphreys                      03/25/03       (784.56)             -        (784.56)             -            -           -
Xerox Corporation                     03/08/03     (1,532.79)             -      (1,532.79)             -            -           -
                                                -----------------------------------------------------------------------------------
TOTAL POST-PETITION                              (684,151.03)   (201,397.33)   (421,097.13)    (61,656.57)           -           -
                                                -----------------------------------------------------------------------------------

Notes:
-----------
(1) Software consists of the following 39 debtors:
divine, inc., Eshare Corporation, Open Market, Inc., Viant Corporation, Delano Technology Corp., divine Technology Ventures, iCentral, Inc., Inventions, Inc., divine/Emicon, inc., SageMaker, Inc., Waypoint Software Corporation, Perceptual Robotics, Inc., divine Global Services, Inc., eprise Corporation, Denalii, Inc., Melita Finance, Inc., SM1 Holding Corp., Retrieval Technologies, Inc., divine international, inc., divine software, inc., Opinionware.com, Inc., Melita Intellectual Property, Inc., smallwonders software!, inc., Open Market Securities Corporation, Futuretense Corporation, RWT Corporation, LOTN, Inc., Eprise Securities Corp., SageMaker (Europe), Inc., Global Recall, Inc., databites, inc., divine interVentures, inc., divine Ireland, Folio Corporation, Venture Capital Unlimted Acquisition Sub, Inc., divine Synchrony Communications, Inc., Softmetric, Inc., air divine, inc., SM2 Holding Corp.


                                    36 of 38

                                INCOME STATEMENT

CASE NAME:  DIVINE, INC. ET. AL.
CASE NUMBER: 03-11472-JNF (JOINTLY ADMINISTERED)
BUSINESS UNIT: SOFTWARE(1)
FORM OPR-5

                                MONTH ENDED:   MARCH 31, 2003

                                    MARCH         APRIL         MAY          JUNE          JULY         AUGUST      FILING TO DATE


Total Revenues                       5,017,913                                                                           5,017,913

Salaries & Benefits                    611,650                                                                             611,650
Other Expenses                         454,113                                                                             454,113

Total Cost of Rev.                   1,065,763                                                                           1,065,763

Gross Margin                         3,952,150                                                                           3,952,150

Salaries & Benefits                  3,592,144                                                                           3,592,144
Office & Computer Ex                   683,152                                                                             683,152
Other Expenses                         444,538                                                                             444,538

Total Operating Exp.                 4,719,834                                                                           4,719,834

                                ---------------------------------------------------------------------------------------------------
Operating Inc/(Loss)                  (767,684)                                                                           (767,684)
                                ---------------------------------------------------------------------------------------------------

Interest Income                         40,385                                                                              40,385
Interest Expense                       (25,652)                                                                            (25,652)
Depreciation & Amort                (1,624,178)                                                                         (1,624,178)
Extraordinary Income/(Exp)(2)        8,146,667                                                                           8,146,667

                                ---------------------------------------------------------------------------------------------------
Total Other Inc/(Exp)                6,537,222                                                                           6,537,222

                                ---------------------------------------------------------------------------------------------------
Net Income/(Loss)                    5,769,538                                                                           5,769,538
                                ===================================================================================================


Notes:
-----------
(1) Software consists of the following 39 debtors:
divine, inc., Eshare Corporation, Open Market, Inc., Viant Corporation, Delano Technology Corp., divine Technology Ventures, iCentral, Inc., Inventions, Inc., divine/Emicon, inc., SageMaker, Inc., Waypoint Software Corporation, Perceptual Robotics, Inc., divine Global Services, Inc., eprise Corporation, Denalii, Inc., Melita Finance, Inc., SM1 Holding Corp., Retrieval Technologies, Inc., divine international, inc., divine software, inc., Opinionware.com, Inc., Melita Intellectual Property, Inc., smallwonders software!, inc., Open Market Securities Corporation, Futuretense Corporation, RWT Corporation, LOTN, Inc., Eprise Securities Corp., SageMaker (Europe), Inc., Global Recall, Inc., databites, inc., divine interVentures, inc., divine Ireland, Folio Corporation, Venture Capital Unlimted Acquisition Sub, Inc., divine Synchrony Communications, Inc., Softmetric, Inc., air divine, inc., SM2 Holding Corp.

(2) Recovery of previously impaired facility leases due to 502(b)6 limitations.


                                    37 of 38

                     STATEMENT OF SOURCES AND USES OF CASH

CASE NAME:  DIVINE, INC. ET. AL.
CASE NUMBER: 03-11472-JNF (JOINTLY ADMINISTERED)
BUSINESS UNIT: SOFTWARE(1)

FORM OPR-6                                                   Month ended: March 31, 2003
                                                                 MAR-03         APR-03        MAY-03      JUN-03       JUL-03
                                                             -----------------------------------------------------------------
SOURCES OF CASH
        Income From Operations                                 5,769,538
        Add: Depreciation, Amortization & Other Non-Cash       1,624,178
        Subtract: Extraordinary Non-Cash Gain                 (8,146,667)
                                                             ------------
CASH USED IN OPERATIONS (752,951)
        Decrease in Assets:
              Accounts Receivable                              5,643,377
              Prepaid Expenses & Deposits                        492,521
              Other                                            2,028,021
        Increase in Liabilities:
              Pre-Petition Liabilities                                 -
              Post Petition Liabilities                        8,142,418
              Intercompany                                     2,643,263
                                                             ------------
TOTAL SOURCES OF CASH (A)                                     18,196,649
                                                             ------------

USES OF CASH
        Increase in Assets:
              Accounts Receivable                             (3,288,444)
              Other                                             (483,818)
        Decrease in Liabilities:
              Pre-Petition Liabilities                          (500,756)
              Post Petition Liabilities                       (6,466,799)
              Deferred Revenue                                (3,782,561)
              Facilities Impairment                           (3,977,591)
                                                             ------------
TOTAL USES OF CASH (B)                                       (18,499,969)
                                                             ------------
NET SOURCE (USE) OF CASH (A-B=NET)                              (303,320)
CASH -- BEGINNING BALANCE (SEE OPR-1)                         40,154,891
                                                             ------------
CASH -- ENDING BALANCE (SEE OPR-1)                            39,851,571
                                                             ============


Notes:
-----------
(1) Software consists of the following 39 debtors:
divine, inc., Eshare Corporation, Open Market, Inc., Viant Corporation, Delano Technology Corp., divine Technology Ventures, iCentral, Inc., Inventions, Inc., divine/Emicon, inc., SageMaker, Inc., Waypoint Software Corporation, Perceptual Robotics, Inc., divine Global Services, Inc., eprise Corporation, Denalii, Inc., Melita Finance, Inc., SM1 Holding Corp., Retrieval Technologies, Inc., divine international, inc., divine software, inc., Opinionware.com, Inc., Melita Intellectual Property, Inc., smallwonders software!, inc., Open Market Securities Corporation, Futuretense Corporation, RWT Corporation, LOTN, Inc., Eprise Securities Corp., SageMaker (Europe), Inc., Global Recall, Inc., databites, inc., divine interVentures, inc., divine Ireland, Folio Corporation, Venture Capital Unlimted Acquisition Sub, Inc., divine Synchrony Communications, Inc., Softmetric, Inc., air divine, inc., SM2 Holding Corp.


                                    38 of 38

                         UNITED STATES BANKRUPTCY COURT
                       WESTERN DIVISION OF MASSACHUSETTS


     CASE: DIVINE, INC. ET. AL.
     CASE NUMBER: 03-11472-JNF (JOINTLY ADMINISTERED)
     BUSINESS UNIT: HOSTING(1)

                       CHAPTER 11 MONTHLY OPERATING REPORT
                         FOR MONTH ENDING MARCH 31, 2003

          Comes Now, divine, inc. et. al. - HOSTING BUSINESS

     Debtor-In-Possession, and hereby submits its Monthly Operating Report for the period commencing February 25, 2003 and ending March 31, 2003 as shown by the report and exhibits consisting of 17 pages and contain- ing the following, as indicated:

                  x       Monthly Reporting Questionnaire (Attachment 1)
              ---------
                  x       Comparative Balance Sheets (Forms OPR-1 & OPR-2)
              ---------
                  x       Summary of Accounts Receivable (Form OPR-3)
              ---------
                  x       Schedule of Post-petition Liabilities (Form OPR-4)
              ---------
                  x       Income Statement (Form OPR-5)
              ---------
                  x       Statement of Sources and Uses of Cash (Form OPR-6)
              ---------

          I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.

     Date:  4/15/03                        DEBTOR (S)-IN-POSSESSION
           ---------
                                   By:         /s/ Jude Sullivan
                                          --------------------------------
                                                    (Signature)

                                               /s/ Michael P. Cullinane
                                          --------------------------------
                                                    (Signature)

                                   Name & Title:   Jude Sullivan
                                                  ------------------------
                                                  (Print or type)

                                   ---------------------------------------
                                   Address:  4225 Naperville Rd #400
                                             Lisle, IL 60532
                                   ---------------------------------------
                                   Telephone No.:   (630) 799-7500
                                                  ------------------------


Notes:
-----------
(1) Hosting consists of the following two debtors: Data Return Corporation, divine Managed Services, Inc.

CASE NAME: DIVINE, INC. ET. AL.
CASE NUMBER: 03-11472-JNF (JOINTLY ADMINISTERED)
BUSINESS UNIT - HOSTING(1)
MONTHLY REPORTING QUESTIONNAIRE - QUESTION #1
MARCH 31, 2003

------------------------------------------------------------------------------------------------------------------------------------
NAME                  TITLE                 PAYDATE   GROSS PAY      TAXES   DEDUCTIONS   NET        TAX DUE   TAX PAID   DATE PAID
------------------------------------------------------------------------------------------------------------------------------------
Armond, Steve         VP Finance - DMS      3/7/2003   5,192.31    1,302.16     273.08    3,617.07   1,302.16   1,302.16   3/7/2003
Armond, Steve         VP Finance - DMS     3/21/2003   5,192.31      990.62   1,311.55    2,890.14     990.62     990.62  3/21/2003
Steitle, James Todd   VP Operations - DMS   3/7/2003   9,192.77    2,739.80     134.09    6,318.88   2,739.80   2,739.80   3/7/2003
Steitle, James Todd   VP Operations - DMS  3/21/2003   8,091.77    2,358.30     134.09    5,599.38   2,358.30   2,358.30  3/21/2003
Vanderbeck, Sunny     President - DMS       3/7/2003   9,615.38      730.28      85.38    8,799.72     730.28     730.28   3/7/2003
Vanderbeck, Sunny     President - DMS      3/21/2003   9,615.38    3,171.97      85.38    6,358.03   3,171.97   3,171.97  3/21/2003

                                                     --------------------------------------------------------------------
                                                      46,899.92   11,293.13   2,023.57   33,583.22  11,293.13  11,293.13
                                                     ====================================================================


Notes:
----------------------------
(1) Hosting consists of the following two debtors: Data Return Corporation, divine Managed Services, Inc.


                                    2 of 17

CASE NAME: DIVINE, INC. ET. AL.
CASE NUMBER: 03-11472-JNF (JOINTLY ADMINISTERED)
BUSINESS UNIT - HOSTING(1)
MONTHLY REPORTING QUESTIONNAIRE - QUESTION #2

MARCH 31, 2003


         TYPE OF COVERAGE                     CARRIER NAME                      POLICY NUMBER
------------------------------------------------------------------------------------------------------

             PROPERTY               St. Paul Fire and Marine Ins. Co.             TE08500211


         TYPE OF COVERAGE                                                  COVERAGE AMOUNTS
-------------------------------------------------------------------------------------------------------------------------

             PROPERTY               $ 125,000,000 Loss Limit
                                    $  15,900,000 Blanket  Building
                                    $ 106,213,103 Blanket  Business Personal Property
                                    $  16,044,824 Blanket Earnings & Extra Expense
                                          PER SOV Electronic Data Processing
                                          PER SOV Rental Value/Expediting Expense
                                    $      25,000 Portable Computer Equipment Anywhere In The World
                                    $      25,000 Service Interruption - Damage and Time Element Including
                                                  Transmission & Distribution Lines for All Public Utilities,
                                                  I.e., Direct Physical Loss to Service, Steam, Water, Gas,
                                                  Electric, Sewer, Communication Services/Suppliers
                                    $   5,000,000 Newly Acquired Locations
                                    $   7,000,000 Quake
                                    $   7,000,000 Flood
                                    $   2,000,000 Newly Acquired Property (180 days) Building
                                    $   1,000,000 Newly Acquired Property (180 days) Personal
                                       1MM or 25% Debris Removal
                                    $      25,000 Deferred Payment
                                    $      50,000 Accounts Receivable
                                    $      50,000 Valuable Papers and Records
                                    $      50,000 Fine Arts
                                    $     150,000 Property In Transit With Worldwide Coverage Extension
                                    $     100,000 Unscheduled Locations
                                    $      25,000 Radio Active Contamination
                                    $      25,000 Pollution Clean Up and Removal - Current Limit
                                    $      25,000 Outdoor Property "Specified Perils" - Current Limit
                                    $      25,000 Rewards - Reporting of Illegal Acts
                                    $      20,000 Money & Securities (Inside Limit)
                                    $      10,000 Money & Securities (Outside Limit)
                                    $      25,000 Personal Belongings
                                    $     100,000 Spoilage
                                    $      10,000 Employee Dishonesty
                                    $      10,000 Catastrophic Allowance
                                    $      25,000 Depositors Forgery
                                    $      25,000 Inventory and Appraisals
                                    $      10,000 Endangered Property
                                    $      25,000 Contract Penalties
                                    $      50,000 Off Premised Utility Services
                                    $      25,000 Property In Transit



                                                      DATE
                                                    COVERAGE
                                    EXPIRATION        PAID           PREMIUM
         TYPE OF COVERAGE              DATE          THROUGH         AMOUNTS
--------------------------------------------------------------------------------

             PROPERTY               8-18-02/03        4/17/2003   $   397,204.00



                                    3 of 17

CASE NAME: DIVINE, INC. ET. AL.
CASE NUMBER: 03-11472-JNF (JOINTLY ADMINISTERED)
BUSINESS UNIT - HOSTING(1)
MONTHLY REPORTING QUESTIONNAIRE - QUESTION #2

MARCH 31, 2003


         TYPE OF COVERAGE                     CARRIER NAME                      POLICY NUMBER
------------------------------------------------------------------------------------------------------

        GENERAL LIABILITY           St. Paul Fire and Marine Ins. Co.             TE08500211


               AUTO                 St. Paul Fire and Marine Ins. Co.             TE08500211


             UMBRELLA               St. Paul Fire and Marine Ins. Co.             TE08500211


         EXCESS UMBRELLA                     Fireman's Fund                      XXK 85115343



       WORKER COMPENSATION          St. Paul Fire and Marine Ins. Co.             WVA8502087


       DIRECTORS & OFFICERS          Illinois National Insurance Co.              561-50-64


   EXCESS DIRECTORS & OFFICERS       Indian Harbor Insurance Company             ELU 83471-02






         TYPE OF COVERAGE                                                  COVERAGE AMOUNTS
-------------------------------------------------------------------------------------------------------------------------

        GENERAL LIABILITY           $  1,000,000 General Aggregate Per Location
                                    $  1,000,000 Products/Completed Operations Aggregate
                                    $  1,000,000 Each Occurrence
                                    $  1,000,000 Fire Damage Leagal Liability, Any One Fire
                                    $     10,000 Medical Expenses Limit - Any One Person
                                                 PERSONAL AND ADVERTISING INJURY - EXCLUDED

                                                                  EMPLOYEE BENEFIT (CLAIMS-MADE)
                                    $  1,000,000 Each Claim
                                    $  3,000,000 Aggregate Limit
                                         8/18/99 Retro Date


               AUTO                 $  1,000,000 Any Auto - Liability - Includes Hired/Non-Owned
                                    $  1,000,000 Uninsured Motorists
                                    $  1,000,000 Underinsured Motorists
                                    $      5,000 Medical Payments
                                    $         25 Daily Rental
                                    $      1,350 Total Rental Reimbursement
                                       Unlimited Hired Car Physical Damage



             UMBRELLA               $ 10,000,000 General Total Limit
                                    $ 10,000,000 Products/Completed Work Total Limit
                                    $ 10,000,000 Each Event Limit
                                             N/A Personal Injury Each Person Limit
                                             N/A Advertising Injury Each Person Limit


         EXCESS UMBRELLA            $ 10,000,000 Each Occurrence - Excess of $10,000,000
                                    $ 10,000,000 Aggregate


       WORKER COMPENSATION            Statutory Workers Compensation
                                                                        EMPLOYERS LIABILITY
                                    $    500,000 Bodily Injury By Accident Each Accident
                                    $    500,000 Bodily Injury By Disease Policy Limit
                                    $    500,000 Bodily Injury By Disease Each Employee


       DIRECTORS & OFFICERS         $ 10,000,000 Policy Limit


   EXCESS DIRECTORS & OFFICERS      $ 10,000,000 Policy Limit - $10,000,000 X $10,000,000


                                                      DATE
                                                    COVERAGE
                                    EXPIRATION        PAID           PREMIUM
         TYPE OF COVERAGE              DATE          THROUGH         AMOUNTS
--------------------------------------------------------------------------------

        GENERAL LIABILITY           8-18-02/03        4/17/2003   $   129,168.00


               AUTO                 8-18-02/03        4/17/2003   $    43,355.00


             UMBRELLA              8-18-2002/03       4/17/2003   $    40,287.00


         EXCESS UMBRELLA            8-18-02/03        8/18/2003   $    15,000.00


       WORKER COMPENSATION          8-18-02/03        4/17/2003   $   822,232.00


       DIRECTORS & OFFICERS         7/12/02-03        2/25/2004   $ 1,493,000.00


   EXCESS DIRECTORS & OFFICERS      7/12/02-03        2/25/2004   $ 1,314,700.00


                                    4 of 17

CASE NAME: DIVINE, INC. ET. AL.
CASE NUMBER: 03-11472-JNF (JOINTLY ADMINISTERED)
BUSINESS UNIT - HOSTING(1)
MONTHLY REPORTING QUESTIONNAIRE - QUESTION #2
MARCH 31, 2003


         TYPE OF COVERAGE                     CARRIER NAME                      POLICY NUMBER
------------------------------------------------------------------------------------------------------

         FOREIGN PACKAGE               ACE American Insurance Co.                 PHF059024


       DIRECTORS & OFFICERS          Illinois National Insurance Co.               8737120
         2-YEAR DISCOVERY
           DIVINE, INC.



   EXCESS DIRECTORS & OFFICERS         St. Paul Insurance Company                 512CM0289
         2-YEAR DISCOVERY
           DIVINE, INC.


   EXCESS DIRECTORS & OFFICERS                   Lloyds                           FD0100559
         2-YEAR DISCOVERY
           DIVINE, INC.



         TYPE OF COVERAGE                                                  COVERAGE AMOUNTS
-------------------------------------------------------------------------------------------------------------------------

         FOREIGN PACKAGE                                                 GENERAL LIABILITY
                                    $  1,000,000 Each Occurrence
                                    $  1,000,000 Product/Completed Operations Aggregate
                                    $  1,000,000 Personal and Advertising Injury Aggregate
                                    $  1,000,000 Premises Damage Limit (Each Occurrence)
                                    $     10,000 Medical Expense Limit (Any One Person)
                                                             EMPLOYEE BENEFITS LIABILITY (CLAIMS MADE)
                                    $  1,000,000 Each Occurrence
                                    $  1,000,000 Aggregate Limit




FOREIGN PACKAGE                                                           AUTO LIABILITY
CON'T                               $  1,000,000 Each Accident - Owned, Hired, Non-Owned
                                    $      1,000 Hired Auto Physical Damage - Any One Accident
                                    $     10,000 Hired Auto Physical Damage - Any One Policy Period
                                                                           REPATRIATION
                                    $    250,000 Policy Limit
                                                                        EMPLOYERS LIABILITY
                                    $  1,000,000 Bodily Injury By Accident (Each Accident)
                                    $  1,000,000 Bodily Injury By Disease (Each Employee)
                                    $  1,000,000 Bodily Injury by disease (Policy Limit)
                                                                     PROPERTY/BUSINESS INCOME
                                    $  2,586,216 Building
                                    $ 11,806,881 Personal Property
                                    $     50,000 Business Income
                                    $     25,000 Personal Property In Transit
                                    $     25,000 Personal Property At Unnamed Locations-Except In Transit
                                    $      5,000 Employee Dishonesty
                                    $     50,000 Earth Movement and Flood, Except Japan
                                             30% Earth Movement Japan Zone Five

       DIRECTORS & OFFICERS         $ 10,000,000 Policy Limit
         2-YEAR DISCOVERY
           DIVINE, INC.



   EXCESS DIRECTORS & OFFICERS      $  5,000,000 Policy Limit - $5,000,000 P/O $10,000,000 X $10,000,000
         2-YEAR DISCOVERY
           DIVINE, INC.


   EXCESS DIRECTORS & OFFICERS      $  5,000,000 Policy Limit - $5,000,000 P/O $10,000,000 X $10,000,000
         2-YEAR DISCOVERY
           DIVINE, INC.



                                                      DATE
                                                    COVERAGE
                                    EXPIRATION        PAID           PREMIUM
         TYPE OF COVERAGE              DATE          THROUGH         AMOUNTS
--------------------------------------------------------------------------------

         FOREIGN PACKAGE            8-18-02/03        8/18/2003      $ 32,758.00


       DIRECTORS & OFFICERS          7-12-02/04        7/12/2004     $ 525,000.00
         2-YEAR DISCOVERY
           DIVINE, INC.



   EXCESS DIRECTORS & OFFICERS       7/12/02-04        7/12/2004     $ 173,155.00
         2-YEAR DISCOVERY
           DIVINE, INC.


   EXCESS DIRECTORS & OFFICERS       7/12/02-04        7/12/2004     $ 178,869.00
         2-YEAR DISCOVERY
           DIVINE, INC.


                                    5 of 17

CASE NAME: DIVINE, INC. ET. AL.
CASE NUMBER: 03-11472-JNF (JOINTLY ADMINISTERED)
BUSINESS UNIT - HOSTING(1)
MONTHLY REPORTING QUESTIONNAIRE - QUESTION #2
MARCH 31, 2003


         TYPE OF COVERAGE                     CARRIER NAME                      POLICY NUMBER
------------------------------------------------------------------------------------------------------

   EXCESS DIRECTORS & OFFICERS          Federal Insurance Company                 7023-24-49
         2-YEAR DISCOVERY
           DIVINE, INC.




       DIRECTORS & OFFICERS                        AIG                            874-44-83
             RUN-OFF
           DATA RETURN



       DIRECTORS & OFFICERS                      Genesis                          YXB002041A
             RUN-OFF
           DATA RETURN


       DIRECTORS & OFFICERS          XL Specialty Insurance Company              ELU81616-01
             RUN-OFF
           DATA RETURN




              CRIME                     National Union Fire Ins.                  561-52-21
                                            Co. of Pittsburgh




            FIDUCIARY                   Federal Insurance Company                 103868292




         KIDNAP & RANSOM                    Lloyds of London                       AS001259




       EMPLOYMENT PRACTICES         American International Specialty              561-50-72
                                             Lines Ins. Co.



        PROFESSIONAL E & O               Underwriters at Lloyds                   QA 0200159






         TYPE OF COVERAGE                                                  COVERAGE AMOUNTS
-------------------------------------------------------------------------------------------------------------------------

   EXCESS DIRECTORS & OFFICERS      $ 10,000,000 Policy Limit - $10,000,000 X $20,000,000
         2-YEAR DISCOVERY
           DIVINE, INC.




       DIRECTORS & OFFICERS         $  5,000,000 Policy Limit
             RUN-OFF
           DATA RETURN



       DIRECTORS & OFFICERS         $  5,000,000 Policy Limit - $5,000,000 X $5,000,000
             RUN-OFF
           DATA RETURN


       DIRECTORS & OFFICERS         $  5,000,000 Policy Limit - $5,000,000 X $10,000,000
             RUN-OFF
           DATA RETURN




              CRIME                 $ 10,000,000 Policy Limit





            FIDUCIARY               $  5,000,000 Fiduciary Limit of Liability




         KIDNAP & RANSOM            $ 10,000,000 Policy Limit
                                    $    250,000 Per Insured Person
                                    $  1,250,000 Per Insured Event


       EMPLOYMENT PRACTICES         $ 10,000,000 Policy Limit




        PROFESSIONAL E & O          $ 10,000,000 Policy Limit



                                                      DATE
                                                    COVERAGE
                                    EXPIRATION        PAID           PREMIUM
         TYPE OF COVERAGE              DATE          THROUGH         AMOUNTS
--------------------------------------------------------------------------------

   EXCESS DIRECTORS & OFFICERS      7/12/02/04     7/12/2004      $   199,506.00
         2-YEAR DISCOVERY
           DIVINE, INC.




       DIRECTORS & OFFICERS         1-9-02/08       1/9/2008      $   678,000.00
             RUN-OFF
           DATA RETURN



       DIRECTORS & OFFICERS         1-9-02/08       1/9/2008      $   542,000.00
             RUN-OFF
           DATA RETURN


       DIRECTORS & OFFICERS         1-9-02/08       1/9/2008      $   434,790.00
             RUN-OFF
           DATA RETURN




              CRIME                 7-12-02/03     7/12/2003       $   84,798.00





            FIDUCIARY               7/12/02-03     7/12/2003       $   12,232.00




         KIDNAP & RANSOM            7/12/02-03     7/12/2003       $    6,864.29
                                                                 Includes Taxes/
                                                                    Stamping Fee


       EMPLOYMENT PRACTICES         7/12/02-03     7/12/2003       $  188,251.00




        PROFESSIONAL E & O         4/2/2002 to      5/2/2003       $  715,000.00
                                     5/2/2003

                            TOTAL                                  $8,026,169.29


Notes:
-----------
(1) Hosting consists of the following two debtors: Data Return Corporation, divine Managed Services, Inc.


                                    6 of 17

CASE NAME: DIVINE, INC. ET. AL.
CASE NUMBER: 03-11472-JNF (JOINTLY ADMINISTERED)
BUSINESS UNIT - HOSTING(1)
MONTHLY REPORTING QUESTIONNAIRE - QUESTION #3
MARCH 31, 2003

BANK ACCOUNTS

                              -----------------------------------------------------------------------------

                              FLEXIBLE BENEFITS     MEDICAL CLAIMS          OTHER              TOTAL
                              -----------------------------------------------------------------------------

  Bank Name:                       Bank One            Bank One            Bank One

  Account Name:                  Data Return         Data Return         Data Return

  Account Number:                 1571575289          1571575271          1560656348

  Beginning Book Balance:             $4,983.05           $2,869.15           $3,441.07

  Plus:
           Deposits                        0.00                0.00                0.00

  Less:
           Disbursements                   0.00                0.00                0.00

  Other:
           Transfers In (Out)            (18.62)             (19.98)            (150.05)

                              ------------------  ------------------  ------------------  -----------------
  Ending Book Balance                 $4,964.43           $2,849.17           $3,291.02         $11,104.62
                              ==================  ==================  ==================  =================


Notes:
-----------
(1) Hosting consists of the following two debtors: Data Return Corporation, divine Managed Services, Inc.


                                    7 of 17

CASE NAME: DIVINE, INC. ET. AL.
CASE NUMBER: 03-11472-JNF (JOINTLY ADMINISTERED)
BUSINESS UNIT - HOSTING(1)
MONTHLY REPORTING QUESTIONNAIRE - QUESTION #4
MARCH 31, 2003

                                                     CHECK #                                 PRE-PETITION
                                                      OR ACH                DATE OF          CHECK OR ACH
                 VENDOR NAME                       DESIGNATION              PAYMENT             AMOUNT
-----------------------------------------------------------------------------------------------------------

No Professional Fee Payments Made in March

Christian Vanderbeck                                0000060013             03/05/03             6,596.67
Katherine Vayder                                           ACH             03/05/03             2,998.35
Richard Sweeney                                            ACH             03/05/03             2,490.22
John Emard                                                 ACH             03/05/03             2,338.69
Greg Brockmeier                                            ACH             03/05/03             1,902.54
Barry Austin                                               ACH             03/05/03             1,442.97
Charles Dyck                                               ACH             03/05/03             1,276.51
Troy Garrison                                              ACH             03/05/03               906.53
Praveen Tallam                                             ACH             03/05/03               847.81
Baker, Miller, Markoff&KrasnyLLC                    0000060005             03/05/03               317.31
Robert Cosenza                                             ACH             03/05/03               255.77
Thomas Kringstad                                           ACH             03/05/03               234.42
TG                                                  0000060006             03/05/03               189.24
Texas Child Support SDU                             0000060007             03/05/03               184.62
Wing-Fung Chan                                             ACH             03/05/03               148.38
Ling Lei                                                   ACH             03/05/03               129.90
Victor Khong                                               ACH             03/05/03               100.00
Everette Miller                                            ACH             03/05/03                66.95
Linda Adair                                                ACH             03/05/03                50.00
Muhammad Ahmed                                             ACH             03/05/03                47.68
Sadaf Hashmi                                               ACH             03/05/03                45.95
Bryan White                                            4010016             03/07/03               244.45
Daniel Gore                                            4010017             03/07/03               384.62
David Hall                                             4010018             03/07/03               223.26
Dustin Hoang                                           4010019             03/07/03             2,623.08
Gary Golithon                                          4010020             03/07/03               241.15
Gerardo Juarez                                         4010021             03/07/03               211.54
Ha Tran                                                4010022             03/07/03               238.56
James Pervis                                           4010023             03/07/03               288.46
Nnamdi Otue                                            4010024             03/07/03               302.36
Todd Hunter                                            4010025             03/07/03             1,026.92
Aaron Wallace                                              ACH             03/07/03               297.23
Adam Wayne                                                 ACH             03/07/03               240.00
Agustin Hidalgo                                            ACH             03/07/03               194.01
Ahmad Faraz                                                ACH             03/07/03               231.04
Albert Acosta Jr.                                          ACH             03/07/03               293.46
Amy Scheid                                                 ACH             03/07/03               278.85
An Do                                                      ACH             03/07/03               327.81
Andrea Rice                                                ACH             03/07/03               934.61
Anthony Hicks                                              ACH             03/07/03               249.22
Anthony Savoy                                              ACH             03/07/03               263.71
Barry Austin                                               ACH             03/07/03               272.60
Bill McLaren Jr.                                           ACH             03/07/03               353.85


                                    8 of 17

CASE NAME: DIVINE, INC. ET. AL.
CASE NUMBER: 03-11472-JNF (JOINTLY ADMINISTERED)
BUSINESS UNIT - HOSTING(1)
MONTHLY REPORTING QUESTIONNAIRE - QUESTION #4
MARCH 31, 2003

                                                     CHECK #                                 PRE-PETITION
                                                      OR ACH                DATE OF          CHECK OR ACH
                 VENDOR NAME                       DESIGNATION              PAYMENT             AMOUNT
-----------------------------------------------------------------------------------------------------------

Brent Stark                                                ACH             03/07/03               262.50
Brian Teague                                               ACH             03/07/03               298.82
Bruce Kirske                                               ACH             03/07/03               461.54
Bryan Gustin                                               ACH             03/07/03               326.92
Charles Dyck                                               ACH             03/07/03               384.62
Charles McCreless                                          ACH             03/07/03               250.00
Chris Weldon                                               ACH             03/07/03               192.51
Christopher Edmonson                                       ACH             03/07/03               218.08
Christopher Jinkins                                        ACH             03/07/03               279.61
Christopher Tolley                                         ACH             03/07/03               208.23
Clark Shaffer                                              ACH             03/07/03               193.75
Cory Mull                                                  ACH             03/07/03               211.31
Courtney Montague                                          ACH             03/07/03               319.12
Courtney Szymanski                                         ACH             03/07/03             2,644.24
Cyndi Cimperman                                            ACH             03/07/03               284.65
Damian Delgado                                             ACH             03/07/03               321.31
Darin Smith                                                ACH             03/07/03               273.69
Dave Smith                                                 ACH             03/07/03               213.58
David Crouse                                               ACH             03/07/03               297.81
David Gibson                                               ACH             03/07/03               194.15
David Greene                                               ACH             03/07/03               219.96
David Harwell                                              ACH             03/07/03               202.40
David Hess                                                 ACH             03/07/03               227.39
David Kabundu                                              ACH             03/07/03               214.85
David Kramer                                               ACH             03/07/03               576.92
David Newton                                               ACH             03/07/03               392.46
David Niemeyer                                             ACH             03/07/03               353.08
Davida Arnold                                              ACH             03/07/03               230.77
Denise Larson                                              ACH             03/07/03               384.62
Derek Chen                                                 ACH             03/07/03               184.62
Doyle Tarver                                               ACH             03/07/03               198.30
Edgar Escalante                                            ACH             03/07/03               444.23
Edward McGough                                             ACH             03/07/03             1,903.85
Emmanuel Kothapally                                        ACH             03/07/03               341.69
Everette Miller                                            ACH             03/07/03               461.54
Fabian Suarez                                              ACH             03/07/03               199.38
Glen Townsend                                              ACH             03/07/03               279.23
Gordon Klundt                                              ACH             03/07/03               307.23
Greg Brockmeier                                            ACH             03/07/03               615.39
Gregory Rogers                                             ACH             03/07/03               254.62
Gregory Seale                                              ACH             03/07/03               271.12
Harold Russell                                             ACH             03/07/03             2,263.46
Henry Lin                                                  ACH             03/07/03               186.92
Hwan-Chien Lo                                              ACH             03/07/03               212.35
Ibrahim Husain                                             ACH             03/07/03               200.00
James Capps III                                            ACH             03/07/03             2,538.46


                                    9 of 17

CASE NAME: DIVINE, INC. ET. AL.
CASE NUMBER: 03-11472-JNF (JOINTLY ADMINISTERED)
BUSINESS UNIT - HOSTING(1)
MONTHLY REPORTING QUESTIONNAIRE - QUESTION #4
MARCH 31, 2003

                                                     CHECK #                                 PRE-PETITION
                                                      OR ACH                DATE OF          CHECK OR ACH
                 VENDOR NAME                       DESIGNATION              PAYMENT             AMOUNT
-----------------------------------------------------------------------------------------------------------

James Cunningham                                           ACH             03/07/03               841.65
James Lo                                                   ACH             03/07/03               283.23
James Rowland                                              ACH             03/07/03               678.24
James Steitle                                              ACH             03/07/03               919.28
James Tolosa                                               ACH             03/07/03               341.85
Jamie McCoy                                                ACH             03/07/03               242.31
Jason Lasater                                              ACH             03/07/03               204.81
Jason Massie                                               ACH             03/07/03               243.27
Jeff Stinnett                                              ACH             03/07/03               195.04
Jeffrey Roberts                                            ACH             03/07/03               556.21
Jeremy Gelber                                              ACH             03/07/03               202.32
Jerry Gutierrez                                            ACH             03/07/03               242.31
Jerry Rabenaldt                                            ACH             03/07/03               395.89
Joel Stidley                                               ACH             03/07/03               270.54
John Granade                                               ACH             03/07/03               480.77
Jonathan Boyd                                              ACH             03/07/03               325.82
Jonathan Gagnon                                            ACH             03/07/03               299.67
Jorge Prado                                                ACH             03/07/03             1,903.85
Joy Grammatica                                             ACH             03/07/03               423.09
Karen Jaffe                                                ACH             03/07/03               384.62
Karen McQuaid                                              ACH             03/07/03               280.90
Karen Rike                                                 ACH             03/07/03               126.85
Katherine Vayder                                           ACH             03/07/03               461.54
Kathryn Bookhammer                                         ACH             03/07/03               239.65
Ken Pedersen                                               ACH             03/07/03               480.77
Kendrick Smith                                             ACH             03/07/03               208.33
Kenneth Dempsey                                            ACH             03/07/03               228.42
Kenneth Erickson                                           ACH             03/07/03               211.54
Kenneth Garber                                             ACH             03/07/03             1,339.59
Kenneth Peugh                                              ACH             03/07/03               226.50
Kori Boxdell                                               ACH             03/07/03               295.39
Kristian Sandoval                                          ACH             03/07/03               235.35
Larry Workman                                              ACH             03/07/03               417.82
Laura McDonald                                             ACH             03/07/03               229.10
Linda Adair                                                ACH             03/07/03               250.58
Ling Lei                                                   ACH             03/07/03               463.77
Manikandan Subramanian                                     ACH             03/07/03               347.62
Manuel Moreno                                              ACH             03/07/03               373.85
Mark Barling                                               ACH             03/07/03               357.19
Mark Galbraith                                             ACH             03/07/03               461.54
Mark Gordon                                                ACH             03/07/03             1,480.77
Mark Hupe                                                  ACH             03/07/03               634.62
Mark Rupe                                                  ACH             03/07/03               266.04
Mark Sargent                                               ACH             03/07/03               245.39
Mark St. John                                              ACH             03/07/03               262.50
Mark Warren                                                ACH             03/07/03               519.23


                                    10 of 17

CASE NAME: DIVINE, INC. ET. AL.
CASE NUMBER: 03-11472-JNF (JOINTLY ADMINISTERED)
BUSINESS UNIT - HOSTING(1)
MONTHLY REPORTING QUESTIONNAIRE - QUESTION #4
MARCH 31, 2003

                                                     CHECK #                                 PRE-PETITION
                                                      OR ACH                DATE OF          CHECK OR ACH
                 VENDOR NAME                       DESIGNATION              PAYMENT             AMOUNT
-----------------------------------------------------------------------------------------------------------

Mary Myers-Devlugt                                         ACH             03/07/03               319.08
Megan Eads                                                 ACH             03/07/03               185.31
Micah Ashford                                              ACH             03/07/03               395.77
Michael Ballard                                            ACH             03/07/03               483.85
Michael Bishop                                             ACH             03/07/03               319.12
Michael Bonfield                                           ACH             03/07/03               261.54
Michael Doan                                               ACH             03/07/03               250.00
Michael Fisher                                             ACH             03/07/03             2,326.92
Michael Hathaway Jr.                                       ACH             03/07/03               261.04
Michael Hayes                                              ACH             03/07/03               223.08
Michael Kemp                                               ACH             03/07/03               253.31
Michael Walls                                              ACH             03/07/03               256.85
Mitchell Markle                                            ACH             03/07/03             3,856.35
Mohsin Khan                                                ACH             03/07/03               288.46
Muhammad Ahmed                                             ACH             03/07/03               639.67
Nicholas Foster                                            ACH             03/07/03               174.89
Nick Morgan                                                ACH             03/07/03               408.65
Ovi Mihut                                                  ACH             03/07/03             2,961.54
Paige Loustalot                                            ACH             03/07/03               162.12
Pamela Crowley                                             ACH             03/07/03               301.89
Patricia Ann Barta                                         ACH             03/07/03               300.00
Paul Cheng                                                 ACH             03/07/03               252.69
Paul Eaklor                                                ACH             03/07/03               347.65
Paul Hinsberg                                              ACH             03/07/03               442.31
Paul Ivey                                                  ACH             03/07/03               240.00
Paul Vieau                                                 ACH             03/07/03               212.01
Paula Fierros                                              ACH             03/07/03               217.69
Praveen Tallam                                             ACH             03/07/03               480.77
Qasim Elidrisi                                             ACH             03/07/03               453.85
Quentin Wineteer                                           ACH             03/07/03               242.54
Rakesh Jain                                                ACH             03/07/03             2,961.54
Ralph Nitsch                                               ACH             03/07/03               331.35
Raymond Chan                                               ACH             03/07/03               230.77
Rebecca D'Acquisto                                         ACH             03/07/03               346.15
Renie Masi                                                 ACH             03/07/03               161.35
Richard Arenas                                             ACH             03/07/03             2,961.54
Richard Carrara                                            ACH             03/07/03               432.77
Richard Sweeney                                            ACH             03/07/03             3,384.61
Richard Thompson                                           ACH             03/07/03               326.92
Robert Cosenza                                             ACH             03/07/03               460.00
Robert Gallagher                                           ACH             03/07/03               365.39
Robert Hanner                                              ACH             03/07/03               307.69
Robert White                                               ACH             03/07/03               218.77
Robin Argyris                                              ACH             03/07/03               245.00
Robin Williams                                             ACH             03/07/03               355.15


                                    11 of 17

CASE NAME: DIVINE, INC. ET. AL.
CASE NUMBER: 03-11472-JNF (JOINTLY ADMINISTERED)
BUSINESS UNIT - HOSTING(1)
MONTHLY REPORTING QUESTIONNAIRE - QUESTION #4
MARCH 31, 2003

                                                     CHECK #                                 PRE-PETITION
                                                      OR ACH                DATE OF          CHECK OR ACH
                 VENDOR NAME                       DESIGNATION              PAYMENT             AMOUNT
-----------------------------------------------------------------------------------------------------------

Ruslan Moskalenko                                          ACH             03/07/03             4,146.15
Ryan Humphries                                             ACH             03/07/03               223.31
Sadaf Hashmi                                               ACH             03/07/03               211.54
Scott Burnell                                              ACH             03/07/03             3,490.39
Scott King                                                 ACH             03/07/03               229.54
Scott Welsh                                                ACH             03/07/03               301.15
Searcy Ferguson                                            ACH             03/07/03               338.54
Shane Ryan                                                 ACH             03/07/03               319.23
Sherri Young                                               ACH             03/07/03               368.50
Simon West                                                 ACH             03/07/03               391.69
Stephen Johnson Jr.                                        ACH             03/07/03               416.77
Steve Silhanek                                             ACH             03/07/03               229.91
Sudhakar Bodapati                                          ACH             03/07/03               452.69
Sunitha Amaravenkata                                       ACH             03/07/03             3,173.08
Sunny Vanderbeck                                           ACH             03/07/03               961.54
Suresh Mandava                                             ACH             03/07/03               365.39
Sylvia Valdez                                              ACH             03/07/03               383.65
Tahir Sheikh                                               ACH             03/07/03               346.54
Troy Garrison                                              ACH             03/07/03               418.58
Tyson Hawkins                                              ACH             03/07/03               254.82
Victor Khong                                               ACH             03/07/03               343.85
Victoria Maddux                                            ACH             03/07/03               384.62
Wayne Null                                                 ACH             03/07/03             2,538.46
William Fulmer                                             ACH             03/07/03               178.38
William Slaughter                                          ACH             03/07/03               321.15
William Zoltan                                             ACH             03/07/03               421.46
Wing-Fung Chan                                             ACH             03/07/03               322.35
Winston Harrington                                         ACH             03/07/03               306.19
Paul Eaklor                                                ACH             03/12/03             1,308.58
John Granade                                               ACH             03/12/03               383.96
Sunny Vanderbeck                                           ACH             03/12/03               295.75
Sudhakar Bodapati                                          ACH             03/12/03                99.90
An Do                                                      ACH             03/12/03                49.95
Sadaf Hashmi                                               ACH             03/12/03                45.95
Texas Child Support SDU                             0000060103             03/17/03               179.00
Sunny Vanderbeck                                           ACH             03/19/03             1,550.49
Karen Jaffe                                                ACH             03/19/03               512.32
Shane Ryan                                                 ACH             03/19/03                50.00
Charles Dyck                                               ACH             03/26/03               366.38
Michael Hayes                                              ACH             03/26/03                99.57

                                                                                      -------------------
                                                                                              131,261.28
                                                                                      -------------------


Notes:
-----------
(1) Hosting consists of the following two debtors: Data Return Corporation, divine Managed Services, Inc.


                                    12 of 17

                                              COMPARATIVE BALANCE SHEETS

CASE NAME: DIVINE, INC. ET. AL.                                                                             FORM OPR-1
CASE NUMBER: 03-11472-JNF (JOINTLY ADMINISTERED)                                                             Rev 7/92
BUSINESS UNIT: HOSTING(1)                                 Month Ended                31-Mar-03
FORM OPR-1
                                                             FILING DATE          31-MAR-03
                                                          -----------------    ---------------

ASSETS

CURRENT ASSETS

Cash                                                                11,293             11,105
Restricted cash                                                          0                  -
Trade Accounts Receivable, Net (OPR-3)                           4,533,128          4,390,977
Prepaid expenses and deposits                                    2,257,538          2,267,152


Other                                                              360,985            337,823
                                                          -----------------    ---------------

TOTAL CURRENT ASSETS                                             7,162,944          7,007,058

PROPERTY, PLANT AND EQUIPMENT, AT COST                          19,912,893         19,924,861

Less Accumulated Depreciation                                   (8,210,710)        (8,773,763)
                                                          -----------------    ---------------

NET PROPERTY, PLANT AND EQUIPMENT                               11,702,183         11,151,098


Goodwill, net                                                   23,625,730         23,625,730
OTHER ASSETS                                                         2,928              2,928

TOTAL ASSETS                                                    42,493,785         41,786,814


Notes:
-----------
(1) Hosting consists of the following two debtors: Data Return Corporation, divine Managed Services, Inc.


                                    13 of 17

                                              COMPARATIVE BALANCE SHEETS

CASE NAME: DIVINE, INC. ET. AL.                                                                             FORM OPR-2
CASE NUMBER: 03-11472-JNF (JOINTLY ADMINISTERED)                                                             Rev 7/92
BUSINESS UNIT: HOSTING(1)                                 Month Ended                31-Mar-03
FORM OPR-2
                                                             FILING DATE          31-MAR-03
                                                          -----------------    ---------------

LIABILITIES

POST PETITION LIABILITIES                                                 -            586,358

          Priority Debt                                             381,314            250,053
          Unsecured Debt                                         10,769,265         10,769,265
          Capital Leases                                         13,890,028         12,609,941
                                                          -----------------    ---------------

          TOTAL PRE-PETITION LIABILITIES                         25,040,607         23,629,259

          TOTAL LIABILITIES                                      25,040,607         24,215,617

SHAREHOLDERS' EQUITY (DEFICIT)


INTERCOMPANY/SUBSIDIARY EQUITY                                   17,453,178         17,571,197
                                                          -----------------    ---------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                       42,493,785         41,786,814


Notes:
-----------
1) Hosting consists of the following two debtors: Data Return Corporation, divine Managed Services, Inc.


                                    14 of 17

                                              SUMMARY OF ACCOUNTS RECEIVABLE

CASE NAME: DIVINE, INC. ET. AL.                                                                                        FORM OPR-3
CASE NUMBER: 03-11472-JNF (JOINTLY ADMINISTERED)                                                                        Rev 7/92
BUSINESS UNIT: HOSTING(1)
FORM OPR-3
                                     Month Ended              31-Mar-03

                                           Total           Current        0-30 Days      31-60 Days    61-90 Days    Over 90 Days
                                     --------------------------------------------------------------------------------------------

DATE OF FILING:  2/25/2003                 5,829,786.99    3,622,085.15   1,187,352.51   377,852.04    220,884.62      421,612.67
Allowance for doubtful accounts           (1,296,660.00)


3/31/2003                                  5,512,884.04    2,972,684.05   1,573,513.88   325,984.46    246,395.99      394,305.66
Allowance for doubtful accounts           (1,121,907.00)


Notes:
-----------
(1) Hosting consists of the following two debtors: Data Return Corporation, divine Managed Services, Inc.


                                    15 of 17

                                INCOME STATEMENT

Case Name: divine, inc. et. al.
CASE NUMBER: 03-11472-JNF (JOINTLY ADMINISTERED)
BUSINESS UNIT: HOSTING(1)
FORM OPR-5
                                MONTH ENDED:   MARCH 31, 2003

                                   MARCH          APRIL       MAY        JUNE       JULY    AUGUST     FILING TO DATE


Total Revenues                    4,364,739                                                                   4,364,739

Salaries & Benefits                 726,784                                                                     726,784
Rent & Facility Serv                404,884                                                                     404,884
Office & Computer Ex                 452644
Other Expenses                       36,490                                                                      36,490

Total Cost of Rev.                1,620,802                                                                   1,620,802

Gross Margin                      2,743,937                                                                   2,743,937
                                                                                                                      0
Salaries & Benefits               2,189,167                                                                   2,189,167
Rent & Facility Serv                265,420
Other Expenses                       79,570                                                                      79,570

Total Operating Exp.              2,534,157                                                                   2,534,157

                                ----------------------------------------------------------------------------------------
Operating Inc/(Loss)                209,780                                                                     209,780
                                ----------------------------------------------------------------------------------------
                                                                                                                      0
Interest Expense                   (101,697)                                                                   (101,697)
Depreciation & Amort               (563,053)                                                                   (563,053)

                                ----------------------------------------------------------------------------------------
Total Other Inc/(Exp)              (664,750)                                                                   (664,750)

                                ----------------------------------------------------------------------------------------
Net Income/(Loss)                  (454,970)                                                                   (454,970)
                                ========================================================================================


Notes:
-----------
(1) Hosting consists of the following two debtors: Data Return Corporation, divine Managed Services, Inc.


                                    16 of 17

                      STATEMENT OF SOURCES AND USES OF CASH

CASE NAME: DIVINE, INC. ET. AL.
CASE NUMBER: 03-11472-JNF (JOINTLY ADMINISTERED)
BUSINESS UNIT: HOSTING(1)
FORM OPR-6                                                   Month ended: March 31, 2003
                                                                   MAR-03         APR-03       MAY-03       JUN-03       JUL-03
                                                             ---------------------------------------------------------------------
SOURCES OF CASH
        Income From Operations                                     (454,970)
        Add: Depreciation, Amortization & Other Non-Cash            563,053
                                                             ---------------
CASH PROVIDED BY OPERATIONS                                         108,083
        Decrease in Assets:
              Accounts Receivable                                 3,945,886
              Prepaid Expenses & Deposits                            (9,614)
              Other                                                  23,162
        Increase in Liabilities:
              Pre-Petition Liabilities                                    -
              Post Petition Liabilities                           2,645,927
              Intercompany                                          572,989
                                                             ---------------
TOTAL SOURCES OF CASH (A)                                         7,286,433
                                                             ---------------

USES OF CASH
        Increase in Assets:
              Accounts Receivable                                (3,803,736)
              Capital Expenditures                                  (11,968)
        Decrease in Liabilities:
              Pre-Petition Liabilities                             (131,261)
              Post Petition Liabilities                          (2,059,569)
              Capital Leases                                     (1,280,087)
                                                             ---------------
TOTAL USES OF CASH (B)                                           (7,286,621)
                                                             ---------------
NET SOURCE (USE) OF CASH (A-B=NET)                                     (188)
CASH -- BEGINNING BALANCE (SEE OPR-1)                                11,293
                                                             ---------------
CASH -- ENDING BALANCE (SEE OPR-1)                                   11,105
                                                             ===============


Notes:
-----------
(1) Hosting consists of the following two debtors: Data Return Corporation, divine Managed Services, Inc.


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